                                   SEMIANNUAL
                                     REPORT
                                 April 30, 1998
                     WARBURG PINCUS INSTITUTIONAL FUND, INC.

                         INTERNATIONAL EQUITY PORTFOLIO

                         SMALL COMPANY GROWTH PORTFOLIO

                         EMERGING MARKETS PORTFOLIO

                         VALUE PORTFOLIO

                         JAPAN GROWTH PORTFOLIO

                         POST-VENTURE CAPITAL PORTFOLIO

                         SMALL COMPANY VALUE PORTFOLIO

   More complete information about the Fund, including charges and expenses and, where applicable, the special considerations and risks associated with international investing is provided in the Prospectus, which must precede or accompany this report and which should be read carefully before investing. You may obtain additional copies by calling 800-369-2728 or by writing to Warburg Pincus, P.O. Box 4906, Grand Central Station, New York, NY 10163.

                               [Warburg Pincus Logo]

From time to time, the Portfolios' investment adviser and co-administrators may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less than original cost.

The views of the Portfolios' management are as of the date of the letters and holdings described in this semiannual report are as of April 30, 1998; these views and holdings may have changed subsequent to these dates. Nothing in this semiannual report is a recommendation to purchase or sell securities.

WARBURG PINCUS INSTITUTIONAL FUND -- INTERNATIONAL EQUITY PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 1998
--------------------------------------------------------------------------------
Dear Shareholder:                                                  June 16, 1998

   The objective of Warburg Pincus Institutional Fund -- International Equity Portfolio (the 'Portfolio') is long-term capital appreciation. The Portfolio pursues its objective by investing, under normal market conditions, substantially all of its assets -- but no less than 65% of its total assets -- in common stocks and securities convertible into or exchangeable for common stocks of non-U.S. issuers.
   For the six months ended April 30, the Portfolio had a total return of 12.85%, vs. a return of 15.44% for the Morgan Stanley Europe, Australasia and Far East ('EAFE') Index.* The Portfolio's one-year return through April 30 was 11.37%. Its five-year and since-inception (on September 1, 1992) average annual total returns through April 30 were 12.71% and 14.46%, respectively.
   The reporting period saw a marked divergence in performance among foreign equity markets. European markets showed across-the-board strength, propelled by robust corporate profits, improved economic growth and optimism toward the prospects for European Monetary Union. Virtually all of Europe's markets had double-digit gains for the period in U.S. dollar terms, and a handful (Italy, Spain and Portugal) had returns in excess of 40%. The performance of most other non-U.S. markets was less inspiring. Asian-Pacific markets generally fell, with a number falling sharply, weighed down by worries over the region's spiraling economic difficulties. Most Latin American markets also posted losses, while the smaller emerging markets of Eastern Europe, the Middle East and Africa were mixed.
   Warburg Pincus Institutional Fund -- International Equity Portfolio managed a healthy gain for the period, albeit one that trailed the rise in its benchmark, the EAFE Index. Most, if not all, of that underperformance stemmed from the Portfolio's higher-than-index weighting in the Asia-Pacific region heading into the period. Though the Portfolio's overweighting at the time was relatively small, virtually any additional exposure to the region proved harmful in terms of relative performance, particularly on an opportunity-cost basis, given the strong run-up in European markets. (It should be noted that we reduced the Portfolio's Asian-Pacific stake as the period progressed, based on a combination of macroeconomic and company-specific concerns, and by period end the Portfolio was underweighted vs. the EAFE Index.) For the same reason, the Portfolio was also held back somewhat by its exposure to Latin America, a region not represented in the benchmark. Latin America accounted for approximately 6% of the Portfolio as of April 30.

------------
* The Morgan Stanley Europe, Australasia and Far East Index is an unmanaged index (with no defined investment objective) of international equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley & Co. Incorporated.

WARBURG PINCUS INSTITUTIONAL FUND -- INTERNATIONAL EQUITY PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 1998 (CONT'D)
--------------------------------------------------------------------------------

   At the other end of the spectrum, performance-wise, the Portfolio saw very strong gains from its holdings in Europe, benefiting from these markets' general upward bias and from good stock selection. Among the better performers for the Portfolio were its holdings in France and Italy, as well as its Nordic stocks collectively. We increased Europe's weighting in the Portfolio steadily through the period (from approximately 44% on October 31 to roughly 65% on April 30), reflecting our belief that the region's positive fundamental backdrop warranted a higher level of exposure, especially viewed from a risk-adjusted perspective. This geographical shift -- i.e., into Europe, at the expense of Asia -- was the most noteworthy strategic move in the Portfolio during the six months.
   Looking out over the remainder of 1998 and into 1999, we see both substantial opportunity and a fair amount of risk in foreign markets. Some of the most promising investments continue to reside in Europe, we believe, given the dynamics surrounding the launch of the single currency and the growing number of positive developments on the corporate front. Particularly encouraging, with regard to the latter, is the increasing emphasis among European corporate managements on building shareholder value, a trend that suggests improved efficiencies and rising per-share profitability over time. We also see pockets of opportunity in Asia, including Japan, but are approaching these markets with higher degrees of caution, given the ongoing economic and political uncertainties. The same holds for our approach to emerging markets in general.
   All told, we believe the Portfolio is well positioned, with regard to both country weightings and specific holdings, to benefit from the type of investment environment we foresee in the coming months, and we look forward to the opportunities ahead.

Richard H. King                             Harold W. Ehrlich
Portfolio Manager                           Associate Portfolio Manager

P. Nicholas Edwards                         Vincent J. McBride
Associate Portfolio Manager                 Associate Portfolio Manager

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods.

WARBURG PINCUS INSTITUTIONAL FUND -- SMALL COMPANY GROWTH PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 1998
--------------------------------------------------------------------------------
Dear Shareholder:                                                  June 16, 1998

   The objective of Warburg Pincus Institutional Fund -- Small Company Growth Portfolio (the 'Portfolio') is capital growth. The Portfolio pursues its objective by investing primarily in a portfolio of equity securities of small market capitalization domestic companies. The Portfolio considers a 'small' company to be one that has a market capitalization, measured at the time the Portfolio purchases a security of that company, within the range of capitalizations of companies represented in the Russell 2000 Index. (As of January 31, 1998, the Russell 2000 Index included companies with market capitalizations between $23.7 million and $2.7 billion.)
   For the six months ended April 30, 1998, the Portfolio had a total return of 8.24%, vs. returns of 9.96% for the Russell 2000 Growth Index* and 10.22% for the Lipper Small Cap Funds Index.** The Portfolio's one-year return through April 30 was 48.53%.
   The reporting period saw solid gains, in general, for the type of smaller-company, growth-oriented stocks in which the Portfolio invests. Supporting the group were these companies' continued strong earnings growth, both in absolute terms and relative to larger companies, and the stocks' relatively attractive valuations. One factor that weighed on the group's performance, though, at least in relative terms, was concern stemming from the Asian financial crisis. Asia's difficulties triggered a general 'flight to quality' among investors, which worked to the advantage of large-cap, blue-chip stocks at the expense of smaller issues. The net result was solid gains for smaller-company stocks, albeit gains that lagged those of large-cap, S&P 500-type companies.
   Warburg Pincus Institutional Fund -- Small Company Growth Portfolio managed a healthy gain for the period, though it trailed its benchmark. In terms of performance attribution, the Portfolio benefited from strong showings from holdings in a number of areas, particularly business services, technology and financial services. At the other end of the spectrum, performance-wise, were the Portfolio's energy and oil-services stocks, which

------------
 * The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Russell 2000 Growth Index includes reinvestment of dividends, and is compiled by Frank Russell Company.

** The Lipper Small Cap Funds Index is an equal-weighted performance index, adjusted for capital-gains distributions and income dividends, of the largest qualifying funds in this investment objective, and is compiled by Lipper Analytical Services Inc.

WARBURG PINCUS INSTITUTIONAL FUND -- SMALL COMPANY GROWTH PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 1998 (CONT'D)
--------------------------------------------------------------------------------
were hurt by concerns related to falling oil prices and additional supply/demand worries.
   There were few significant changes in the Portfolio during the six months in terms of its sector concentrations. The Portfolio remained broadly diversified throughout, with slight overweightings in the consumer, financial and business-services areas. This reflected our ability to find attractive opportunities across a range of industries, as well as our desire to temper the Portfolio's volatility by avoiding overconcentration in any one area.
   Looking ahead, our outlook on the prospects for small-cap growth stocks remains largely positive, although investors' general bias toward large-cap issues may limit the group's relative showing in the immediate term. Still, based on trailing and projected profits, small caps' valuations now look more attractive vs. those of large-cap issues than they have sometimes. This should, ultimately, draw increasing amounts of investor attention to the small-cap arena in the coming months, which stands to be reflected in much-improved relative performance. All told, we remain optimistic, and will continue to strive to identify those companies with the best prospects for capital growth.

Elizabeth B. Dater                          Stephen J. Lurito
Co-Portfolio Manager                        Co-Portfolio Manager

WARBURG PINCUS INSTITUTIONAL FUND -- EMERGING MARKETS PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 1998
--------------------------------------------------------------------------------
Dear Shareholder:                                                  June 16, 1998

   The objective of Warburg Pincus Institutional Fund -- Emerging Markets Portfolio (the 'Portfolio') is growth of capital. The Portfolio pursues its objective by investing primarily in equity securities of non-U.S. issuers consisting of companies in emerging securities markets.
   For the six months ended April 30, 1998, the Portfolio had a total return of 1.11%, vs. returns of 0.89% for the Lipper Emerging Markets Funds Index* and 3.65% for the Morgan Stanley Emerging Capital International Markets Free Index.** The Portfolio's one-year return through April 30 was - 14.35%. Its average annual total return since inception (on September 30, 1996) was
 - 3.00%.
   The reporting period was a difficult one for emerging markets, due in large measure to continued economic and political instability in the Asian-Pacific region. The region's woes cast a pall over emerging markets collectively, with investors largely shunning the group in favor of the developed markets of Europe and the U.S. While there were some bright spots for emerging markets -- several East Asian markets rallied strongly in the initial months of 1998, recouping a portion of their earlier losses, and a handful of markets elsewhere (e.g., in Latin America and the Middle East) notched solid gains -- by period end the group had little if any upward momentum, and ultimately closed the six months with less-than-inspiring results.
   Set against this backdrop, Warburg Pincus Institutional Fund -- Emerging Markets Portfolio posted a modest gain for the six months. In terms of performance attribution, broadly speaking, the Portfolio was hindered by its Asian exposure, though several holdings actually performed well over the period, notwithstanding the region's general weakness. The Portfolio's Latin American issues had mixed results but overall fared better, and the Portfolio benefited from the fact that its largest country weighting throughout was Brazil, the region's top performer for the six months. Returns for the Portfolio's smaller weightings in Eastern Europe and the Middle East varied.
   In terms of geographic emphasis, the most significant development in the Portfolio during the period was a reduction in its Asian-Pacific weighting (to

------------
 * The Lipper Emerging Markets Funds Index is an equal-weighted performance index, adjusted for capital-gains distributions and income dividends, of the largest qualifying funds in this investment objective, and is compiled by Lipper Analytical Services Inc.

** The Morgan Stanley Capital International Emerging Markets Free Index is a market-capitalization-weighted index of emerging-market countries determined by Morgan Stanley. The index includes only those countries open to non-local investors.

WARBURG PINCUS INSTITUTIONAL FUND -- EMERGING MARKETS PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 1998 (CONT'D)
--------------------------------------------------------------------------------
32.77% as of April 30, from 43.08% on October 31), and a redeployment of those assets to stocks in other regions, most notably Latin America and the Middle East. This reflected general concern over the Asian-Pacific region's considerable currency, economic and political turmoil, but more specifically the broadly negative impact of such on corporate earnings. In cases where we believed a given holding had suffered a marked deterioration in fundamentals, one not yet fully reflected in its share price, we sold our position and invested elsewhere. Such sales notwithstanding, we maintained a fair amount of exposure to the Asian-Pacific region, with noteworthy concentrations in China/Hong Kong and Singapore, and in fact did some selective buying of stocks we believed had been sold off unjustly vis-a-vis the companies' earnings prospects.
   As noted, much of the proceeds from the Portfolio's reduced weighting in Asian/Pacific countries was reallocated to Latin America, with particular emphasis on Brazil. We were drawn to the Brazilian market based on the generally attractive level of prices (Brazil was Latin America's cheapest market through the six months, judged on such measures as price relative to cash flow and price relative to book value) and on the pro-business steps being taken by the Brazilian government, which we believed created a favorable backdrop for the stock market.
   Looking ahead, our outlook on the immediate-term prospects for emerging markets remains somewhat guarded, given the still-unsettled state of affairs in Asia and investors' general wariness toward the group. Once Asia finally stabilizes, however, we believe there is the potential for a broad rally in the asset class, and for particularly large gains in individual stocks, given how far many of these issues have fallen. A vast number of stocks across the emerging-market universe have been driven down to record- or near-record-low valuations, while the earnings prospects for specific companies remain quite strong. We believe that this disconnect between earnings prospects and valuations is unlikely to persist indefinitely, and hence view the present time as a potentially attractive buying opportunity for individuals with a sufficiently long-term (i.e., minimum two- to three-year) investment horizon.
   As ever, though, the potential for substantial short-term volatility remains, given the nature of emerging markets, and we would encourage investors to approach the asset class with a realistic view of the potential risks involved.

Richard H. King                             Vincent J. McBride
Co-Portfolio Manager                        Co-Portfolio Manager

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods.

WARBURG PINCUS INSTITUTIONAL FUND -- VALUE PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 1998
--------------------------------------------------------------------------------
Dear Shareholder:                                                  June 16, 1998

   The objective of Warburg Pincus Institutional Fund -- Value Portfolio (the 'Portfolio') is total return. The Portfolio pursues its objective by investing primarily in the equity securities of large capitalization domestic companies that we considered to be relatively undervalued.
   For the six months ended April 30, 1998, the Portfolio had a return of 18.81%, vs. a 22.47% return for the S&P 500 Index.* The Portfolio's total return since inception (on June 30, 1997) as of April 30 was 12.74%.
   The U.S. stock market as a whole had strong performance over the November-through-April period. Asia-related earnings uncertainties notwithstanding, investor sentiment toward equities remained favorable through the period, supported by a continued healthy economy and subdued inflation. The Portfolio benefited from this positive sentiment, and from good performances from its financial, telecommunications and aerospace holdings in particular. Stocks that hampered the Portfolio's return included its energy and tobacco-related holdings, which lagged the broader market during the period.
   We made few noteworthy changes to the Portfolio in terms of sector allocation during the period. We remained well-diversified by industry, seeing little incentive, from a risk-vs.-reward perspective, to heavily overweight specific areas, given continued narrow stock valuations across and within sectors. It should be stressed, however, that sector-management strategies aside, we continued to employ a strictly bottom-up stock-selection process, one based on a security's risk-adjusted total-return prospects over the longer term.
   Our noteworthy areas of concentration included the financial-services industry, a weighting we increased over the course of the period. We found several attractive buying opportunities here during the six months, mostly in the insurance area. Elsewhere in the financial industry, we maintained a limited exposure to banking stocks, since we viewed most as expensive. That said, we found several issues we deemed to be attractively priced, including First Chicago NBD, which we purchased in the wake of its announced merger with Banc One Corp. In our view, the synergies created by the merger are significant and should support the stock's long-term performance.
   We also maintained a significant weighting in the consumer area during the six months. This included exposure to the consumer-durables sector, where our largest position throughout the period was Chrysler. We also continued to have a significant weighting in the retail sector. We made a few

------------
* The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of Standard & Poor's Corporation.

WARBURG PINCUS INSTITUTIONAL FUND -- VALUE PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 1998 (CONT'D)
--------------------------------------------------------------------------------
adjustments here during the six months, most notably establishing a position in Sears Roebuck and reducing our position in Wal-Mart, on profit-taking.
   Another noteworthy sector weighting during the period was the capital-equipment area, where we remained focused on companies with strong cash flows and good prospects for earnings improvements. Our largest position here at the end of the period was ITT Industries, a designer and manufacturer of products used in the automotive, fluid technology and defense & electronics areas.
   Elsewhere of note, we maintained a position in the telecommunications area, primarily holding stocks of regional Bell operating companies, though we found what we deemed to be good values in the long-distance area as well.
   The rest of the Portfolio remained invested across of broad range of industries, including technology, where we found the best risk-adjusted growth prospects in the computer sector; health care, where we focused primarily on managed-care companies with good pricing flexibility and steady enrollment growth; and energy, where we emphasized stocks of multinational oil producers during the period.
   Looking ahead to the next several months and beyond, we believe Asia-related downward earnings revisions will continue to hamper specific issues, necessitating continued careful stock selection. Set within this environment, our efforts will remain focused on striving to identify stocks with the most attractive risk-adjusted total-return potential over the longer term.

Brian S. Posner
Portfolio Manager

WARBURG PINCUS INSTITUTIONAL FUND -- JAPAN GROWTH PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 1998
--------------------------------------------------------------------------------
Dear Shareholder:                                                  June 16, 1998

   The objective of Warburg Pincus Institutional Fund -- Japan Growth Portfolio (the 'Portfolio') is long-term growth of capital. The Portfolio pursues its objective by investing primarily in equity securities of Japanese issuers that present attractive opportunities for growth.
   For the six months ended April 30, 1998, the Portfolio had a total return of 5.99%, vs. returns of - 7.21% for the Lipper Japanese Funds Average* and
 - 12.44% for the U.S.-dollar-denominated Tokyo Stock Exchange Price Index ('Topix').**
   The reporting period was a trying one for investors in Japanese equities. The market was buffeted by negative sentiment stemming from East Asia's financial crisis, as well as specific concerns over the Japanese economy. All major Japanese stock indexes showed losses for the six months, and particularly steep losses in dollar terms, given the yen's roughly 10% fall in value against the dollar.
   This largely hostile environment notwithstanding, Warburg Pincus Institutional Fund -- Japan Growth Portfolio posted a respectable gain for the period, outdistancing both its peers and its benchmark by a wide margin. This resulted from good stock selection, primarily, but also from our decision to keep the Portfolio's yen exposure fully hedged throughout, which spared the Portfolio currency-translation losses. In terms of specific stocks, the Portfolio benefited from relatively strong showings from its holdings in the so-called Nifties, which are large, blue-chip, export-oriented companies. Examples of such include electronics firm Sony, one of the Portfolio's largest positions through the period and one of its better performers.
   Looking ahead, though investor sentiment toward Japan is largely negative at this point, we believe there are grounds for encouragement, particularly if one is willing to look past the immediate term. On a macroeconomic level, Japan's government recently announced an economic-stimulus package worth some $125 billion, its largest ever. Though the package has been derided by some in terms of its likely effectiveness, it should ultimately do much to halt the economy's recent slide and ease related fears among investors. Equally noteworthy is the fact that Japan's commitment to

------------
 * The Lipper Japanese Funds Average measures the average total return of all Japanese funds tracked by Lipper Analytical Services Inc.

** The Tokyo Stock Exchange Price Index ('Topix') is a capitalization- weighted index designed to reflect the general movement of the Japanese stock market. The index consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies.

WARBURG PINCUS INSTITUTIONAL FUND -- JAPAN GROWTH PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 1998 (CONT'D)
--------------------------------------------------------------------------------
financial-sector deregulation has remained firm, despite the economy's troubles, as evidenced by the recent on-schedule launch of 'Big Bang.' (Effective April 1, most restraints on foreign-exchange trading were removed, and brokerage commissions in the securities industry were deregulated.) This suggests that broader reform and liberalization of Japan's economy is merely a matter of time.
   On the company level, meanwhile, there is a quiet revolution taking place in corporate governance. Japanese companies are paying increasing heed to their shareholders and are taking concrete steps to enhance shareholder value, as witnessed by the record number of share buybacks announced so far this year. This represents a sea change in mindset among the Japanese, who have largely ignored their shareholders in the past, and stands to unleash a tremendous amount of value in the stock market as the trend gathers pace.
   A final, perhaps nearer-term, reason for optimism regarding the Japanese stock market is the current level of valuations. Much of the market is trading at or near historically low multiples. Indeed, as of this writing, well over half of the Tokyo Stock Exchange's First Section (representing larger companies) is trading below book value, and smaller-company valuations as a rule are even more compelling. Contrast this with the record multiples across most of Europe and in the U.S., and the Japanese market's appeal from a value perspective is clear.
   All told, we remain optimistic about Japan, particularly as a longer-term investment thesis, and continue our efforts to identify those companies with the best prospects for appreciation.

P. Nicholas Edwards
Portfolio Manager

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods.

WARBURG PINCUS INSTITUTIONAL FUND -- POST-VENTURE CAPITAL PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 1998
--------------------------------------------------------------------------------
Dear Shareholder:                                                  June 16, 1998

   The objective of Warburg Pincus Institutional Fund -- Post-Venture Capital Portfolio (the 'Portfolio') is long-term growth of capital. The Portfolio pursues its objective by investing primarily in equity securities of companies that we consider to be in their post-venture capital stage of development.
   For the six months ended April 30, 1998, the Portfolio had a return of 11.50%, vs. a return of 9.95% for the Russell 2000 Growth Index.*
   The period was a positive, albeit volatile, one for the types of stocks targeted by the Portfolio, i.e., stocks of relatively young companies within the rapidly growing industries favored by venture capitalists (e.g., the software, biotechnology and communications industries). These issues struggled early in the period, largely due to an Asia-related 'flight to safety' that placed a premium on large-cap, highly liquid stocks. Sentiment toward small-cap and high-growth companies dramatically improved over the second half of the period, however, spurred by growing recognition of these companies' strong earnings gains vs. those of large companies and their stocks' relatively attractive valuations. The Portfolio benefit from this improved sentiment, and from good stock selection generally.
   We made few noteworthy changes to the Portfolio's industry exposure during the reporting period. We maintained a large presence in the technology area, where venture capital continues to account for a critical share of research & development spending aimed at discovering potentially lucrative breakthrough products and services. Indeed, according to a recent study,** R&D spending by venture-backed companies is growing at a rate about three times that of Fortune 500 companies. In terms of specific strategies, we emphasized domestically oriented technology companies, given the relatively difficult pricing environment faced by many export-dependent companies.
   Elsewhere, we maintained a significant weighting in the telecommunications & equipment sector during the period. We believe this area will continue to benefit from an ever-expanding Internet, ongoing worldwide deregulation of the telecommunications industry and a high degree of innovation generally. Our holdings during the period included Paging Network. The company, a recipient of venture-capital financing in its start-up phase, went public in 1991 and currently owns and operates the most extensive wireless communications network in the U.S.

------------
 * The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. It includes reinvestment of dividends, and is compiled by Frank Russell Company.

** Eighth Annual Economic Impact of Venture Capital Study, National Venture
   Capital Association/Coopers & Lybrand L.L.P. (U.S.A.), 1998.

WARBURG PINCUS INSTITUTIONAL FUND -- POST-VENTURE CAPITAL PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 1998 (CONT'D)
--------------------------------------------------------------------------------

   The rest of the Portfolio remained invested across a wide range of sectors, including the financial, business-services, health-care and communications & media areas. We also maintained a position in consumer-type stocks, where our largest area of concentration at the end of the period was the leisure & entertainment sector. This area increasingly stands to benefit from a maturing population's growing levels of discretionary income, a trend that has not gone unnoticed by venture-capital investors.
   Going forward, our outlook on the collective prospects for stocks of post-venture companies (which we define as those that have received venture-capital financing either during the early stages of the company's existence or the development of a new product or service, or as part of a restructuring or recapitalization -- the investment of venture-capital financing, distribution of securities to venture-capital investors or initial public offering, whichever is later, having been made within 10 years of the Portfolio's investment) remains positive, and our efforts will continue to be devoted to identifying those with the best long-term growth potential. We would caution investors, however, that investing in venture-backed companies entails potential risks (e.g., that of heightened volatility) along with the potential for significant long-term rewards. Because of the nature of the Portfolio's holdings and certain strategies it may use, an investment in the Portfolio should only be considered for the aggressive portion of an investor's assets and may not be appropriate for all investors. Investors should review the Prospectus carefully before purchase.

Elizabeth B. Dater                          Stephen J. Lurito
Co-Portfolio Manager                        Co-Portfolio Manager

WARBURG PINCUS INSTITUTIONAL FUND -- SMALL COMPANY VALUE PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 1998
--------------------------------------------------------------------------------
Dear Shareholder:                                                  June 16, 1998

   The objective of Warburg Pincus Institutional Fund -- Small Company Value Portfolio (the 'Portfolio') is long-term capital appreciation. The Portfolio invests primarily in the equity securities of small capitalization companies that we believed to be relatively undervalued. The Portfolio considers a 'small' company to be one that has a market capitalization, measured at the time the Portfolio purchases a security of that company, within the range of capitalizations of companies represented in the Russell 2000 Index.* As of January 31, 1998, the Russell 2000 Index included companies with market capitalizations between $23.7 million and $2.7 billion.
   Effective March 6, 1998, George U. Wyper, who left Warburg Pincus Asset Management to start his own investment firm, no longer serves as a Co-Portfolio Manager. Kyle F. Frey, previously Associate Portfolio Manager and Research Analyst of the Portfolio, now serves as Portfolio Manager, also effective March
6. The Portfolio's investment disciplines have not changed.

MANAGER COMMENTARY
   For the six months ended April 30, 1998, the Portfolio gained 4.00%, vs. a gain of 11.88% for the Russell 2000 Index.
   Small-cap stocks collectively continued to lag their large-cap brethren. Their underperformance of large caps is mostly attributable to the November-through-January span, when investors voted overwhelmingly in favor of larger-capitalization stocks against a backdrop of considerable Asia-related market volatility. In this context, the Portfolio's bias toward the smaller end of the small-cap area proved to be a particular liability (the Portfolio's average market-cap, which we raised during the period, nonetheless remained significantly below that of its benchmark throughout).
   The Portfolio was also hampered by its limited exposure to the strong-performing technology area, where stocks generally remained expensive by our investment criteria. Another factor behind the Portfolio's underperformance was its lack of utility stocks. These issues, comprising roughly 10% of the Portfolio's benchmark, were good performers for the six months, buoyed by a favorable interest-rate environment. In our view, small-cap utilities remained unattractive from a cash-flow perspective, thus we continued to avoid them in favor of what we deemed to be more-attractive stocks.
   The Portfolio's largest area of concentration during the period remained the financial industry. We continued to find a large number of financial stocks

------------
* The Russell 2000 Index is an unmanaged index (with no defined investment objective) of approximately 2000 stocks, includes reinvestment of dividends, and is compiled by Frank Russell Company.

WARBURG PINCUS INSTITUTIONAL FUND -- SMALL COMPANY VALUE PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 1998 (CONT'D)
--------------------------------------------------------------------------------
we deemed to be fundamentally undervalued, primarily in the insurance area, though we found selected value in the banking sector as well. Our financial holdings aided the Portfolio's return for the period, supported in part by a benign inflationary backdrop.
   Another significant weighting for the Portfolio was the transportation sector, one we raised as the period progressed. We added several trucking companies that we viewed as particularly attractive against a supportive backdrop of declining fuel prices and a strong economy.
   Elsewhere, we maintained exposure to a broad range of industries, including the building & building materials, real-estate, retail and industrial areas. One name we added from the last group during the period was Inland Steel Industries. We established the position in February believing that management, spurred by shareholder activism, would act to revive the stock, which had been a laggard among steel stocks generally, despite Inland's significant asset base. As it happened, Ispat International, a European steel company, agreed to acquire Inland's steel-making division in March. This had a favorable impact on the stock's performance, and exemplifies the type of investment opportunities we seek. In general, we look for companies that stand to benefit from improving business fundamentals that also have solid underlying asset values and cash flows (to potentially limit downside risk).
   Looking ahead to the balance of 1998, we believe several factors stand to improve the relative performance of small-cap stocks. Foremost among these is the group's valuations vs. those of large caps, which are now at historically compelling levels, particularly in terms of price-to-book and price-to-sales measures. We believe this will prompt investors to diversify further into small caps to a potentially significant degree. In this context, we will continue to seek out underfollowed and beaten-down small-cap stocks that have what we deem to be the best longer-term prospects.

Kyle F. Frey
Portfolio Manager

WARBURG PINCUS INSTITUTIONAL FUND, INC. --
INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                NUMBER OF
                                                                 SHARES               VALUE
                                                               -----------        --------------
COMMON STOCKS (88.6%)
 Argentina (2.7%)
   Telefonica de Argentina SA ADR                                  403,100        $   15,544,544
   YPF SA ADR                                                      589,100            20,544,862
                                                                                  --------------
                                                                                      36,089,406
                                                                                  --------------
 Australia (0.3%)
   Burns, Philp & Co., Ltd.                                     10,626,301             1,385,627
   Foodland Associated, Ltd.                                       381,374             2,759,995
                                                                                  --------------
                                                                                       4,145,622
                                                                                  --------------
 Austria (3.0%)
   Bank Austria AG                                                 266,800            20,620,508
   Maculan Holding AG Vorzuege#'D'                                     409                 2,915
   V.A. Technologie AG                                              95,191            13,681,579
   Vae AG                                                           60,575             5,837,780
                                                                                  --------------
                                                                                      40,142,782
                                                                                  --------------
 Belgium (0.5%)
   Dexia Belgium                                                    48,720             6,670,006
                                                                                  --------------
 Brazil (0.7%)
   Companhia de Saneamento Basico do Estado de Sao Paulo        21,854,000             4,966,731
   Telecomunicacoes Brasileiras SA ADR                              32,300             3,934,544
                                                                                  --------------
                                                                                       8,901,275
                                                                                  --------------
 China (1.1%)
   Cosco Pacific, Ltd.                                          15,233,000            10,324,391
   Guangshen Railway Co., Ltd.'D'                               12,714,053             2,379,971
   Guangshen Railway Co., Ltd. ADR                                 139,121             1,365,125
                                                                                  --------------
                                                                                      14,069,487
                                                                                  --------------
 Denmark (2.2%)
   International Service System AS Class B                         193,450            10,459,538
   SAS Danmark AS                                                  430,000             7,666,027
   Unidanmark AS                                                   128,600            10,805,649
                                                                                  --------------
                                                                                      28,931,214
                                                                                  --------------
 Finland (1.7%)
   Huhtamaki OY Class I                                            279,250            16,145,796
   Rauma OY                                                        337,855             6,325,375
                                                                                  --------------
                                                                                      22,471,171
                                                                                  --------------

                See Accompanying Notes to Financial Statements.
                                       15

WARBURG PINCUS INSTITUTIONAL FUND, INC. --
INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                NUMBER OF
                                                                 SHARES               VALUE
                                                               -----------        --------------
COMMON STOCKS (CONT'D)
 France (9.1%)
   Banque Nationale de Paris                                       214,500        $   18,071,758
   Compagnie de Saint Gobain                                        85,672            14,265,000
   Elf Aquitaine SA                                                121,000            15,864,541
   Lagardere Groupe SCA                                            364,964            13,948,998
   Rhone-Poulenc SA Class A                                        471,849            23,060,207
   Societe Generale d'Entreprises SA                               520,800            20,294,528
   Total SA Class B                                                125,256            14,882,288
                                                                                  --------------
                                                                                     120,387,320
                                                                                  --------------
 Germany (5.7%)
   Degussa AG                                                      248,500            13,653,998
   Fresenius Medical Care AG                                       148,800            10,190,872
   Hannover Rueckversicherungs AG                                  105,800            13,430,616
   Hoechst AG                                                      329,400            13,271,452
   Mannesmann AG                                                     8,340             6,571,613
   Muenchener Rueckversicherungs-Gesellschaft AG                    28,600            13,196,322
   Schmalbach Lubeca AG                                             20,400             5,033,781
                                                                                  --------------
                                                                                      75,348,654
                                                                                  --------------
 Hong Kong (2.0%)
   First Pacific Co., Ltd.                                      11,239,359             5,404,898
   HSBC Holdings PLC                                               636,000            18,145,506
   HSBC Holdings PLC (UK)                                              829                26,155
   Jardine Matheson Holdings, Ltd.                                 783,699             3,307,210
                                                                                  --------------
                                                                                      26,883,769
                                                                                  --------------
 India (0.9%)
   Bharat Petroleum Corp., Ltd.                                        100                 1,007
   Hindalco Industries, Ltd.                                       124,375             2,364,424
   Reliance Industries, Ltd.                                       498,800             2,402,629
   State Bank of India, Ltd.                                       701,350             5,187,675
   State Bank of India, Ltd. GDR                                    89,700             1,708,785
   Tata Engineering & Locomotive Co., Ltd.                             450                 3,148
                                                                                  --------------
                                                                                      11,667,668
                                                                                  --------------
 Ireland (0.4%)
   Greencore Group PLC                                             853,300             5,213,115
                                                                                  --------------

                See Accompanying Notes to Financial Statements.
                                       16

WARBURG PINCUS INSTITUTIONAL FUND, INC. --
INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                NUMBER OF
                                                                 SHARES               VALUE
                                                               -----------        --------------
COMMON STOCKS (CONT'D)
 Israel (1.4%)
   ECI Telecommunications Limited Designs                          420,050        $   12,811,525
   Orbotech, Ltd.'D'                                               160,000             5,780,000
                                                                                  --------------
                                                                                      18,591,525
                                                                                  --------------
 Italy (5.1%)
   Assicurazioni Generali SpA                                      422,400            12,705,729
   Ente Nazionale Idrocarburi SpA                                2,302,100            15,453,865
   Parmalat Finanziaria SpA                                      5,928,900            13,367,167
   Seat SpA                                                     12,901,000             6,406,997
   Telecom Italia SpA                                            2,631,400            19,676,653
                                                                                  --------------
                                                                                      67,610,411
                                                                                  --------------
 Japan (10.5%)
   Advantest Corp.                                                  76,230             5,134,692
   Aiwa Co., Ltd.                                                   51,000             1,524,635
   Fujitsu, Ltd.                                                 1,313,000            15,352,946
   Hankyu Realty Co., Ltd.                                         561,000             2,657,882
   Kirin Beverage Corp.                                              3,000                58,806
   Minebea Co., Ltd.                                             1,504,000            16,846,437
   Mitsubishi Estate Co., Ltd.                                     412,000             3,991,220
   NEC Corp.                                                     1,354,000            15,268,748
   Nichiei Co., Ltd.                                                47,720             3,719,942
   Orix Corp.                                                      297,200            20,581,091
   Rohm Co., Ltd.                                                  168,000            18,995,835
   Sony Corp.                                                      154,600            12,882,356
   Takefuji Corp.                                                  124,000             6,522,363
   TDK Corp.                                                       195,000            15,437,067
                                                                                  --------------
                                                                                     138,974,020
                                                                                  --------------
 Luxembourg (0.2%)
   Millicom International Cellular SA'D'                            61,000             2,386,625
                                                                                  --------------
 Mexico (0.8%)
   Fomento Economico Mexicano SA de CV Series B                    130,000               975,437
   Gruma SA de CV Class B                                          851,904             1,954,771
   Panamerican Beverages, Inc. Class A                             198,908             7,931,456
                                                                                  --------------
                                                                                      10,861,664
                                                                                  --------------

                See Accompanying Notes to Financial Statements.
                                       17

WARBURG PINCUS INSTITUTIONAL FUND, INC. --
INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                NUMBER OF
                                                                 SHARES               VALUE
                                                               -----------        --------------
COMMON STOCKS (CONT'D)
 Netherlands (6.2%)
   CSM NV                                                          118,700        $    6,421,107
   Hagemeyer NV                                                    241,400            11,529,317
   ING Groep NV                                                    404,300            26,272,867
   Koninklijke Pakhoed NV                                          131,400             4,812,448
   Philips Electronics NV                                          378,500            33,344,552
                                                                                  --------------
                                                                                      82,380,291
                                                                                  --------------
 New Zealand (1.4%)
   Brierley Investments, Ltd.                                   16,119,083             9,314,831
   Fletcher Challenge Building                                   2,952,212             5,971,044
   Sky City, Ltd.                                                  716,675             2,018,978
   Wrightson, Ltd.                                               3,271,735             1,145,302
                                                                                  --------------
                                                                                      18,450,155
                                                                                  --------------
 Norway (1.4%)
   Smedvig ASA Class B                                             294,700             5,927,137
   Smedvig ASA Class B ADR                                          30,625               612,500
   Sparebanken NOR                                                  97,500             3,372,857
   Transocean Offshore, Inc.                                       146,100             8,163,337
                                                                                  --------------
                                                                                      18,075,831
                                                                                  --------------
 Portugal (2.0%)
   Banco Mello SA                                                  123,500             1,838,904
   Cimpor Cimentos de Portugal SA                                  469,100            17,348,661
   Portugal Telecom SA ADR                                         130,700             7,025,125
                                                                                  --------------
                                                                                      26,212,690
                                                                                  --------------
 Singapore (1.8%)
   DBS Land, Ltd.                                                2,878,300             4,344,288
   Development Bank of Singapore, Ltd.                           2,108,262            13,979,723
   Development Bank of Singapore, Ltd. ADR                          38,225             1,022,519
   Development Bank of Singapore, Ltd. Class A                     632,478             4,114,029
                                                                                  --------------
                                                                                      23,460,559
                                                                                  --------------

                See Accompanying Notes to Financial Statements.
                                       18

WARBURG PINCUS INSTITUTIONAL FUND, INC. --
INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                NUMBER OF
                                                                 SHARES               VALUE
                                                               -----------        --------------
COMMON STOCKS (CONT'D)
 South Korea (1.9%)
   Hyundai Heavy                                                   128,800        $    4,143,957
   L.G. Electronics                                                663,960             7,898,960
   Pohang Iron & Steel Co., Ltd.                                       310                16,780
   Samsung Display Devices Co.                                     151,757             7,550,944
   Samsung Heavy Industries Co., Ltd.                              708,500             5,004,293
                                                                                  --------------
                                                                                      24,614,934
                                                                                  --------------
 Spain (1.9%)
   Argentaria SA                                                   137,200            11,432,207
   Iberdrola SA                                                    865,100            13,906,078
                                                                                  --------------
                                                                                      25,338,285
                                                                                  --------------
 Sweden (5.9%)
   ABB AB Series B                                                 787,800            12,215,816
   Biora AB ADR'D'                                                  66,500             2,086,437
   Electrolux AB Series B                                          268,600            24,989,856
   Nordbanken Holding AB                                         2,936,753            21,630,548
   SKF AB Series B                                                 834,700            16,825,976
                                                                                  --------------
                                                                                      77,748,633
                                                                                  --------------
 Switzerland (4.4%)
   Julius Baer Holding AG                                            6,930            19,127,565
   Oerlikon-Buehrle Holding AG                                      63,700            10,871,902
   Schweizerische Rueckversicherungs-Gesellschaft                    5,800            12,799,179
   Sulzer AG                                                        11,620             8,328,000
   TAG Heuer International SA                                       67,304             7,089,638
                                                                                  --------------
                                                                                      58,216,284
                                                                                  --------------
 Thailand (0.0%)
   Siam Cement Co., Ltd.                                            21,700               306,352
                                                                                  --------------

                See Accompanying Notes to Financial Statements.
                                       19

WARBURG PINCUS INSTITUTIONAL FUND, INC. --
INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                NUMBER OF
                                                                 SHARES               VALUE
                                                               -----------        --------------
COMMON STOCKS (CONT'D)
 United Kingdom (13.4%)
   British Airport Authority PLC                                 1,037,712        $   10,557,743
   Cookson Group PLC                                             4,302,257            19,314,093
   Dixons Group PLC                                              1,515,100            14,496,420
   Glaxo Wellcome PLC                                              366,400            10,353,230
   Imperial Chemical Industries PLC                                531,400             9,649,061
   Medeva PLC                                                    2,523,600             7,489,495
   Orange PLC                                                    2,560,300            18,375,317
   Perpetual PLC                                                    80,100             5,383,841
   Pilkington PLC                                                5,766,300            12,099,701
   Rolls-Royce PLC                                               2,606,000            12,156,605
   Royal & Sun Alliance Insurance Group PLC                      1,004,100            11,214,686
   Safeway PLC                                                     502,500             2,995,224
   Standard Chartered Bank PLC                                     733,600            11,235,398
   Thistle Hotels PLC                                            2,385,052             6,998,559
   Williams PLC                                                  3,296,500            25,298,772
                                                                                  --------------
                                                                                     177,618,145
                                                                                  --------------
TOTAL COMMON STOCKS (Cost $1,001,577,473)                                          1,171,767,893
                                                                                  --------------
PREFERRED STOCK (3.1%)
 Brazil (1.6%)
   Companhia Vale do Rio Doce                                      277,400             6,546,914
   Petroleo Brasileiro SA                                       22,375,000             5,671,885
   Telecomunicacoes de Sao Paulo SA                             20,032,000             6,811,461
   Telecomunicacoes do Rio de Janeiro SA                        16,828,000             2,647,716
                                                                                  --------------
                                                                                      21,677,976
                                                                                  --------------
 Germany (1.4%)
   GEA AG                                                           25,600            10,342,714
   KSB AG                                                           25,066             8,325,069
                                                                                  --------------
                                                                                      18,667,783
                                                                                  --------------
 United Kingdom (0.1%)
   Singer & Friedlander Group PLC 8.50% (Convertible)              348,947             1,131,866
                                                                                  --------------
TOTAL PREFERRED STOCK (Cost $34,953,467)                                              41,477,625
                                                                                  --------------

                See Accompanying Notes to Financial Statements.
                                       20

WARBURG PINCUS INSTITUTIONAL FUND, INC. --
INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                NUMBER OF
                                                                 SHARES               VALUE
                                                               -----------        --------------
CALL OPTIONS (0.0%)
 New Zealand (0.0%)
   Air New Zealand, Ltd., 05/01/98 (Strike Price $2.4615)        3,750,000        $            0
   Air New Zealand, Ltd., 05/01/98 (Strike Price $2.5895)        3,750,000                     0
                                                                                  --------------
TOTAL CALL OPTIONS (Cost $615,275)                                                             0
                                                                                  --------------
                                                                   PAR
                                                               -----------
CORPORATE BOND (0.1%)
 New Zealand (0.1%)
   Brierley Investments, Ltd. (Convertible) 9.00%, 06/30/98
     (Cost $589,952)                                           (A)1,028,875              571,694
                                                                                  --------------
SHORT TERM INVESTMENTS (6.2%)
   Repurchase agreement with Goldman, Sachs & Co. dated
   04/30/98 at 5.47% to be repurchased at $81,362,361 on
   05/01/98. (Collateralized by pro rata amount of U.S.
   Treasury Notes ranging in par values from $39,650,000 to
   $50,000,000, 5.75%-7.25%, 09/30/01-05/15/04. Market value
   of collateral is $83,037,014) (Cost $81,350,000)            $81,350,000            81,350,000
                                                                                  --------------
TOTAL INVESTMENTS AT VALUE (98.0%) (Cost $1,119,086,167*)                          1,295,167,212
OTHER ASSETS IN EXCESS OF LIABILITIES (2.0%)                                          26,808,985
                                                                                  --------------
NET ASSETS (100.0%) (applicable to 77,945,638 shares outstanding)                 $1,321,976,197
                                                                                  --------------
                                                                                  --------------
NET ASSET VALUE, Offering and redemption price per share
($1,321,976,197[div]77,945,638)                                                           $16.96
                                                                                          ------
                                                                                          ------

                            INVESTMENT ABBREVIATIONS

                        ADR = American Depository Receipt.
                       GDR = Global Depository Receipt.

--------------------------------------------------------------------------------
'D' Non-income producing security.
  # Illiquid security.
(A) Denominated in New Zealand Dollars.
  * Cost for federal income tax purposes is $1,119,723,883.

                See Accompanying Notes to Financial Statements.
                                       21

WARBURG PINCUS INSTITUTIONAL FUND, INC. --
SMALL COMPANY GROWTH PORTFOLIO
STATEMENT OF NET ASSETS
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                                    SHARES             VALUE
                                                                  ----------        ------------
COMMON STOCK (96.2%)
 Aerospace & Defense (2.7%)
   Prescient Systems, Inc. (Private Placement)                        20,000        $  2,000,000
   REMEC, Inc.'D'                                                     94,200           2,343,225
   Tristar Aerospace Co.'D'                                          153,600           2,534,400
                                                                                    ------------
                                                                                       6,887,625
                                                                                    ------------
 Banks & Savings & Loans (2.2%)
   City National Corp.                                                61,300           2,279,594
   HUBCO, Inc.                                                        31,727           1,165,967
   Silicon Valley Bancshares'D'                                       36,600           2,388,150
                                                                                    ------------
                                                                                       5,833,711
                                                                                    ------------
 Building & Building Materials (1.8%)
   D.R. Horton, Inc.                                                 116,200           2,156,962
   Nobility Homes, Inc.'D'                                           144,750           2,388,375
                                                                                    ------------
                                                                                       4,545,337
                                                                                    ------------
 Business Services (9.0%)
   Corporate Express, Inc.'D'                                        145,000           1,459,062
   Getty Images, Inc.'D'                                             114,000           2,607,750
   Hypercom Corp.'D'                                                 145,300           1,888,900
   Kroll-O'Gara Co.'D'                                                64,000           1,364,000
   May & Speh, Inc.'D'                                               165,900           2,467,762
   PMT Services, Inc.'D'                                             172,000           3,354,000
   QuickResponse Services, Inc.'D'                                    57,933           2,722,851
   Sitel Corp.'D'                                                    153,700           1,805,975
   Tag-It Pacific, Inc.'D'                                           142,800             464,100
   Technology Solutions Co.'D'                                        91,450           2,937,831
   Wilmar Industries, Inc.'D'                                         93,400           2,229,925
                                                                                    ------------
                                                                                      23,302,156
                                                                                    ------------
 Communications & Media (4.7%)
   Central European Media Enterprises, Ltd. Class A'D'                97,647           2,728,013
   Granite Broadcasting Corp.'D'                                     216,600           2,517,975
   Heftel Broadcasting Corp. Class A'D'                               71,800           3,150,225
   Metro Networks, Inc.'D'                                            70,100           2,786,475
   Network Event Theater, Inc.'D'                                    253,968           1,063,491
                                                                                    ------------
                                                                                      12,246,179
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       22

WARBURG PINCUS INSTITUTIONAL FUND, INC. --
SMALL COMPANY GROWTH PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                                    SHARES             VALUE
                                                                  ----------        ------------
COMMON STOCK (CONT'D)
 Computers (9.6%)
   ACT Networks, Inc.'D'                                             105,800        $  1,587,000
   Arbor Software Corp.                                               40,700           1,915,444
   Boole & Babbage Inc.'D'                                           110,950           2,662,800
   Business Objects S.A. ADR'D'                                      151,100           2,852,012
   Check Point Software Technologies, Ltd.'D'                         45,000           1,321,875
   DataWorks Corp.'D'                                                  4,600             101,775
   JDA Software Group, Inc.'D'                                        50,600           2,558,462
   Manhattan Associates, Inc.'D'                                      29,300             662,912
   National Instruments Corp.'D'                                      81,383           2,889,079
   Radiant Systems, Inc.'D'                                          113,000           2,542,500
   Tecnomatix Technologies, Ltd.'D'                                   88,700           2,250,762
   Transactions Systems Architects, Inc. Class A'D'                   89,400           3,754,800
                                                                                    ------------
                                                                                      25,099,421
                                                                                    ------------
 Consumer Non-Durables (4.7%)
   Central Garden & Pet Co.'D'                                        81,600           2,794,800
   dELiA*s, Inc.'D'                                                   99,000           2,499,750
   Interface, Inc.                                                    81,400           3,454,412
   Scotts Co. Class A'D'                                              33,100           1,208,150
   U.S. Home & Garden, Inc.'D'                                       347,000           2,320,562
                                                                                    ------------
                                                                                      12,277,674
                                                                                    ------------
 Consumer Services (4.9%)
   DeVRY, Inc.'D'                                                     71,852           2,721,394
   ITT Educational Services, Inc.'D'                                  66,000           1,951,125
   Prepaid Legal Services, Inc.'D'                                    70,100           2,650,656
   Service Experts, Inc.'D'                                           80,800           2,686,600
   Strayer Education, Inc.                                            76,200           2,800,350
                                                                                    ------------
                                                                                      12,810,125
                                                                                    ------------
 Electronics (7.2%)
   Aavid Thermal Technologies, Inc.'D'                                80,100           2,798,494
   ADE Corp.'D'                                                       74,500           1,331,687
   ATMI Inc.'D'                                                        9,600             267,600
   Avant! Corp.'D'                                                   125,731           3,646,199
   Burr-Brown Corp.'D'                                                88,251           2,686,140
   Cerprobe Corp.'D'                                                  98,100           1,630,912
   Etec Systems, Inc.'D'                                              41,500           2,355,125
   Uniphase Corp.'D'                                                  52,400           2,842,700
   Vitesse Semiconductor Corp.'D'                                     20,500           1,182,594
                                                                                    ------------
                                                                                      18,741,451
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       23

WARBURG PINCUS INSTITUTIONAL FUND, INC. --
SMALL COMPANY GROWTH PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                                    SHARES             VALUE
                                                                  ----------        ------------
COMMON STOCK (CONT'D)
 Energy (2.9%)
   Brown (Tom), Inc.'D'                                               65,689        $  1,354,836
   Chieftain International, Inc.'D'                                   92,700           2,074,163
   KCS Energy, Inc.                                                  104,800           1,624,400
   Stone Energy Corp.'D'                                              67,900           2,601,419
                                                                                    ------------
                                                                                       7,654,818
                                                                                    ------------
 Environmental Services (1.6%)
   Allied Waste Industries, Inc.                                     100,000           2,750,000
   Casella Waste Systems, Inc.'D'                                     48,400           1,506,450
                                                                                    ------------
                                                                                       4,256,450
                                                                                    ------------
 Financial Services (5.0%)
   Amerin Corp.'D'                                                    78,000           2,481,375
   Life Re Corp.                                                      44,600           3,211,200
   Sirrom Capital Corp.                                               88,500           2,643,938
   Terra Nova Bermuda Holdings, Ltd.                                  72,200           2,211,125
   Triad Guaranty, Inc.'D'                                            70,100           2,488,550
                                                                                    ------------
                                                                                      13,036,188
                                                                                    ------------
 Food, Beverages & Tobacco (1.6%)
   Ben & Jerry's Homemade, Inc. Class A'D'                            13,900             258,888
   Consolidated Cigar Holdings, Inc.'D'                              116,900           1,614,681
   Suiza Foods Corp.'D'                                               37,700           2,233,725
                                                                                    ------------
                                                                                       4,107,294
                                                                                    ------------
 Healthcare (7.7%)
   Assisted Living Concepts, Inc.'D'                                 133,200           2,447,550
   Core, Inc.'D'                                                     186,800           2,194,900
   Hanger Orthopedic Group, Inc.'D'                                   42,300             790,481
   InControl, Inc.'D'                                                209,520           1,139,265
   Mentor Corp.                                                       44,900           1,220,719
   Mid Atlantic Medical Services, Inc.'D'                            168,000           2,152,500
   Minimed, Inc.'D'                                                   55,300           2,765,000
   NovaCare, Inc.'D'                                                 155,900           2,172,856
   Renal Care Group, Inc.'D'                                          68,500           2,620,125
   Trex Medical Corp.'D'                                              74,300           1,411,700
   VWR Corp.'D'                                                       34,300           1,127,613
                                                                                    ------------
                                                                                      20,042,709
                                                                                    ------------
 Industrial Mfg. & Processing (0.7%)
   Total Control Products, Inc.'D'                                   183,600           1,950,750
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       24

WARBURG PINCUS INSTITUTIONAL FUND, INC. --
SMALL COMPANY GROWTH PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                                    SHARES             VALUE
                                                                  ----------        ------------
COMMON STOCK (CONT'D)
 Leisure & Entertainment (7.5%)
   Ambassadors International, Inc.'D'                                 76,600        $  2,298,000
   Championship Auto Racing Teams, Inc.'D'                            62,900           1,187,238
   Coach USA, Inc.'D'                                                 66,500           3,154,594
   Family Golf Centers, Inc.'D'                                       71,900           3,028,788
   N2K, Inc. 'D'                                                      41,666           1,046,858
   Premier Parks, Inc.                                                71,000           3,949,375
   Signature Resorts, Inc.'D'                                        107,200           1,916,200
   Vistana, Inc.'D'                                                  114,700           2,896,175
                                                                                    ------------
                                                                                      19,477,228
                                                                                    ------------
 Lodging & Restaurants (0.9%)
   Bob Evans Farms, Inc.                                             120,100           2,447,038
                                                                                    ------------
 Oil Services (3.6%)
   Global Industries, Ltd.'D'                                        128,000           2,904,000
   Petroleum Geo-Services ADR'D'                                      56,431           3,710,338
   Pride International, Inc.'D'                                      101,100           2,457,994
   Southern Mineral Corp.'D'                                          58,875             209,742
                                                                                    ------------
                                                                                       9,282,074
                                                                                    ------------
 Pharmaceuticals (6.4%)
   Alkermes, Inc.'D'                                                 100,000           2,387,500
   ChiRex, Inc.'D'                                                   106,500           1,870,406
   Gilead Sciences, Inc.'D'                                           52,535           1,996,311
   Owens & Minor, Inc. Holding Co.                                   133,200           2,372,625
   SangStat Medical Corp.'D'                                          76,400           2,583,275
   Sepracor, Inc.'D'                                                  51,200           2,368,000
   Serologicals Corp.'D'                                             102,550           3,076,500
                                                                                    ------------
                                                                                      16,654,617
                                                                                    ------------
 Real Estate (3.6%)
   Cabot Industrial Trust'D'                                          52,100           1,178,763
   Fairfield Communities, Inc.'D'                                    154,800           3,618,450
   LaSalle Partners, Inc.'D'                                          77,700           2,670,938
   Trammell Crow Co.'D'                                               70,300           1,862,950
                                                                                    ------------
                                                                                       9,331,101
                                                                                    ------------
 Retail (1.2%)
   Borders Group, Inc.'D'                                             93,600           3,006,900
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       25

WARBURG PINCUS INSTITUTIONAL FUND, INC. --
SMALL COMPANY GROWTH PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                                    SHARES             VALUE
                                                                  ----------        ------------
COMMON STOCK (CONT'D)
 Telecommunications & Equipment (3.7%)
   General Communication, Inc.'D'                                    184,500        $  1,303,031
   Intermedia Communications of Florida, Inc.'D'                      51,600           3,765,994
   McLeodUSA , Inc. Class A'D'                                        79,500           3,657,000
   Teledata Communications, Ltd.'D'                                   59,700             947,738
                                                                                    ------------
                                                                                       9,673,763
                                                                                    ------------
 Transportation (3.0%)
   Heartland Express, Inc.'D'                                         93,450           2,324,569
   Mark VII, Inc.'D'                                                 112,862           2,144,378
   Simon Transportation Services, Inc.'D'                            113,000             953,438
   Swift Transportation Co., Inc.'D'                                 107,600           2,461,350
                                                                                    ------------
                                                                                       7,883,735
                                                                                    ------------
TOTAL COMMON STOCK (Cost $195,433,130)#                                              250,538,344
                                                                                    ------------
                                                                     PAR
                                                                  ----------
CONVERTIBLE NOTE (0.8%)
   Mansur Industries, Inc. 8.25%, 02/23/03 (Cost $2,000,000)#     $2,000,000           2,000,000
                                                                                    ------------
SHORT TERM INVESTMENTS (2.2%)
   Repurchase agreement with Goldman, Sachs & Co. dated
   04/30/98 at 5.47% to be repurchased at $5,885,894 on
   05/01/98. (Collateralized by pro rata amount of
   U.S. Treasury Notes ranging in par values from $39,650,000 to $50,000,000, 5.75%-7.25%, 09/30/01-05/15/04. Market value
   of collateral is $6,007,042) (Cost $5,885,000)                  5,885,000           5,885,000
                                                                                    ------------
TOTAL INVESTMENTS AT VALUE (99.2%) (Cost $203,318,130*)                              258,423,344
OTHER ASSETS IN EXCESS OF LIABILITIES (0.8%)                                           2,019,210
                                                                                    ------------
NET ASSETS (100.0%) (applicable to 15,145,146 shares
outstanding)                                                                        $260,442,554
                                                                                    ------------
                                                                                    ------------
NET ASSET VALUE, Offering and redemption price per share
($260,422,554[div]15.145,146)                                                             $17.20
                                                                                          ------
                                                                                          ------


                            INVESTMENT ABBREVIATIONS

                       ADR = American Depository Receipt.

--------------------------------------------------------------------------------
'D' Non-income producing security.
  # Restricted Security.
  * Cost for federal income tax purposes is $203,320,963.

                See Accompanying Notes to Financial Statements.
                                       26

WARBURG PINCUS INSTITUTIONAL FUND, INC. --
EMERGING MARKETS PORTFOLIO
STATEMENT OF NET ASSETS
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES              VALUE
                                                                  -----------        -----------
COMMON STOCKS (78.2%)
 Argentina (4.4%)
   Banco de Galicia & Buenos Aires SA de CV ADR                        22,460        $   550,270
   Telefonica de Argentina SA ADR                                       6,400            246,800
   YPF SA ADR                                                          23,700            826,537
                                                                                     -----------
                                                                                       1,623,607
                                                                                     -----------
 Brazil (8.9%)
   CIA de Saneamento Basico do Estado de Sao Paulo'D'               4,586,500          1,042,368
   Companhia de Eletricidade da Bahia                              11,809,000            665,793
   Telecomunicacoes Brasileiras SA                                  4,239,670            418,030
   Telecomunicacoes Brasileiras SA ADR                                  4,500            548,156
   Uniao de Bancos Brasileiros SA GDR                                  15,500            616,125
                                                                                     -----------
                                                                                       3,290,472
                                                                                     -----------
 Chile (4.4%)
   Banco de Santander Chile ADR                                        52,600            736,400
   Supermercados Unimarc SA ADR                                        84,300            911,494
                                                                                     -----------
                                                                                       1,647,894
                                                                                     -----------
 China (3.8%)
   Cosco Pacific, Ltd.                                              1,290,000            874,317
   Guangshen Railway Co., Ltd.'D'                                   1,244,000            232,867
   Guangshen Railway Co., Ltd. ADR'D'                                  27,100            265,919
   Tingyi Holding Co.'D'                                              408,000             40,031
                                                                                     -----------
                                                                                       1,413,134
                                                                                     -----------
 Hong Kong (4.1%)
   First Pacific Co., Ltd.                                            620,435            298,361
   HSBC Holdings PLC                                                   19,600            559,201
   Jardine Matheson Holdings, Ltd.                                     24,283            102,474
   Wing Hang Bank, Ltd.                                               205,100            577,221
                                                                                     -----------
                                                                                       1,537,257
                                                                                     -----------
 India (4.0%)
   Hindalco Industries, Ltd. GDR                                       26,100            508,950
   Indo Rama Synthetics GDR                                            10,000             50,862
   Reliance Industries, Ltd. GDS                                       29,700            271,012
   State Bank of India, Ltd. GDR                                       33,600            640,080
                                                                                     -----------
                                                                                       1,470,904
                                                                                     -----------

                See Accompanying Notes to Financial Statements.
                                       27

WARBURG PINCUS INSTITUTIONAL FUND, INC. --
EMERGING MARKETS PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES              VALUE
                                                                  -----------        -----------
COMMON STOCKS (CONT'D)
 Indonesia (1.6%)
   P.T. Semen Gresik                                                  255,100        $   170,593
   P.T. Telekomunikasi Indonesia ADR                                   54,002            432,016
                                                                                     -----------
                                                                                         602,609
                                                                                     -----------
 Israel (9.7%)
   Blue Square Israel Co., Ltd. ADR                                    55,800            892,800
   ECI Telecommunications, Ltd.                                        30,400            927,200
   Formula Systems, Ltd.'D'                                             5,500            212,196
   Formula Systems, Ltd. ADR'D'                                           700             28,525
   Orbotech, Ltd.'D'                                                   26,000            939,250
   Teva Pharmaceutical Industries, Ltd. ADR                            13,644            583,281
                                                                                     -----------
                                                                                       3,583,252
                                                                                     -----------
 Kazakhstan (3.1%)
   Hurricane Hydrocarbons, Ltd. (USA)'D'                               24,300            148,837
   Hurricane Hydrocarbons, Ltd. (CA)'D'                               162,000            990,995
                                                                                     -----------
                                                                                       1,139,832
                                                                                     -----------
 Luxembourg (1.6%)
   Millicom International Cellular SA'D'                               15,100            590,787
                                                                                     -----------
 Malaysia (0.2%)
   Technology Resources Industries BHD                                 72,000             73,925
                                                                                     -----------
 Mexico (9.6%)
   Apasco SA de CV                                                     32,000            217,114
   Cintra SA'D'                                                       705,400            681,343
   Consorcio Hogar SA de CV Series B'D'                               421,000            606,988
   Fomento Economico Mexicano SA de CV                                 35,000            262,618
   Grupo Industrial Durango SA ADR                                     48,500            697,187
   Grupo Industrial Saltillo SA de CV                                 259,000          1,104,396
                                                                                     -----------
                                                                                       3,569,646
                                                                                     -----------
 Philippines (1.7%)
   C & P Homes, Inc.                                                1,596,000            135,153
   Filinvest Land, Inc.                                               300,000             20,922
   Hi Cement Corp.                                                  4,009,000            479,282
                                                                                     -----------
                                                                                         635,357
                                                                                     -----------
 Poland (2.7%)
   Bank Slaski SA                                                      11,700          1,002,405
                                                                                     -----------

                See Accompanying Notes to Financial Statements.
                                       28

WARBURG PINCUS INSTITUTIONAL FUND, INC. --
EMERGING MARKETS PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES              VALUE
                                                                  -----------        -----------
COMMON STOCKS (CONT'D)
 Portugal (2.4%)
   Banco Mello SA                                                      23,100        $   343,957
   Mota e Companhia SA                                                 32,400            532,808
                                                                                     -----------
                                                                                         876,765
                                                                                     -----------
 Russia (0.8%)
   The Russian Prosperity Fund A'D'                                    15,244            312,502
                                                                                     -----------
 Singapore (6.3%)
   DBS Land, Ltd.                                                     228,000            344,126
   Development Bank of Singapore, Ltd.                                153,000          1,014,531
   Development Bank of Singapore, Ltd. Class A                         45,900            298,562
   Keppel Bank                                                        253,200            329,394
   Keppel Land Ltd.                                                   281,000            333,618
                                                                                     -----------
                                                                                       2,320,231
                                                                                     -----------
 South Korea (4.9%)
   L.G. Electronics                                                    13,200            157,037
   Pohang Iron & Steel Co., Ltd.                                        5,340            289,050
   Samsung Display Devices Co.                                         12,106            602,356
   Samsung Heavy Industries Co., Ltd.                                 107,980            762,687
   Ssangyong Oil Refining Co., Ltd.'D'                                    230              1,663
                                                                                     -----------
                                                                                       1,812,793
                                                                                     -----------
 Thailand (1.5%)
   Hana Microelectronics Public Co., Ltd.                              68,200            298,016
   Siam Cement Co., Ltd.                                               19,700            278,117
                                                                                     -----------
                                                                                         576,133
                                                                                     -----------
 United Kingdom (1.6%)
   Standard Chartered Bank PLC                                         38,500            589,644
                                                                                     -----------
 Turkey (0.9%)
   Yapi Ve Kredi Bankasi AS                                         6,602,000            323,466
                                                                                     -----------
TOTAL COMMON STOCKS (Cost $29,709,756)                                                28,992,615
                                                                                     -----------
PREFERRED STOCK (11.3%)
 Brazil (8.8%)
   Companhia Vale do Rio Doce                                          18,800            443,699
   Petroleo Brasileiro SA                                           4,634,500          1,174,809
   Telecomunicacoes de Sao Paulo SA                                 2,198,000            747,384
   Telecomunicacoes do Rio de Janeiro SA                            5,783,000            909,897
                                                                                     -----------
                                                                                       3,275,789
                                                                                     -----------

                See Accompanying Notes to Financial Statements.
                                       29

WARBURG PINCUS INSTITUTIONAL FUND, INC. --
EMERGING MARKETS PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES              VALUE
                                                                  -----------        -----------
PREFERRED STOCK (CONT'D)
 Russia (0.4%)
   LUKoil Holding                                                      16,400        $   141,860
                                                                                     -----------
 South Korea (2.1%)
   L.G. Electronics                                                    86,200            312,164
   Samsung Display Devices Co.                                         26,700            481,209
                                                                                     -----------
                                                                                         793,373
                                                                                     -----------
TOTAL PREFERRED STOCK (Cost $3,710,228)                                                4,211,022
                                                                                     -----------
                                                                      PAR
                                                                  -----------
CORPORATE BONDS (2.5%)
 Malaysia (0.1%)
   Technology Resources Industries BHD 2.75%, 11/28/04            $    50,000             53,530
                                                                                     -----------
 Philippines (1.4%)
   Metro Pacific Capital 2.50%, 04/11/03                              572,000            507,250
                                                                                     -----------
 South Korea (1.0%)
   Ssangyong Oil 3.75%, 12/31/08                                      425,000            355,300
                                                                                     -----------
TOTAL CORPORATE BONDS (Cost $748,791)                                                    916,080
                                                                                     -----------
SHORT TERM INVESTMENTS (7.5%)
   Repurchase agreement with Goldman, Sachs & Co. dated
   04/30/98 at 5.47% to be repurchased at $2,772,421 on
   05/01/98. (Collateralized by pro rata amount of
   U.S. Treasury Notes ranging in par values from $39,650,000 to $50,000,000, 5.75%-7.25%, 09/30/01-05/15/04. Market
   value of collateral is $2,829,485) (Cost $2,772,000)             2,772,000          2,772,000
                                                                                     -----------
TOTAL INVESTMENTS AT VALUE (99.5%) (Cost $36,940,775*)                                36,891,717

OTHER ASSETS IN EXCESS OF LIABILITIES (0.5%)                                             189,520
                                                                                     -----------
NET ASSETS (100.0%) (applicable to 4,300,262 shares outstanding)                     $37,081,237
                                                                                     -----------
                                                                                     -----------
NET ASSET VALUE, Offering and redemption price
 per share ($37,081,237[div]4,300,262)                                                     $8.62
                                                                                           -----
                                                                                           -----


                            INVESTMENT ABBREVIATIONS

                        ADR = American Depository Receipt.
                        GDR = Global Depository Receipt.
                        GDS = Global Depository Share.

--------------------------------------------------------------------------------
'D' Non-income producing security.
  * Also cost for federal income tax purposes.

                See Accompanying Notes to Financial Statements.
                                       30

WARBURG PINCUS INSTITUTIONAL FUND, INC. --
VALUE PORTFOLIO
STATEMENT OF NET ASSETS
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                     SHARES             VALUE
                                                                   ----------        -----------
COMMON STOCKS (87.8%)
 Aerospace & Defense (4.6%)
   Gulfstream Aerospace Corp.'D'                                       18,900        $   792,619
   Litton Industries, Inc.'D'                                           6,600            396,000
   Lockheed Martin Corp.                                                5,800            645,975
   Raytheon Co. Class A                                                23,400          1,291,387
                                                                                     -----------
                                                                                       3,125,981
                                                                                     -----------

 Agriculture (0.5%)
   IMC Global, Inc.                                                     8,900            320,400
                                                                                     -----------

 Banks & Savings & Loans (3.7%)
   Bank of New York Co., Inc.                                           7,300            431,156
   Citicorp                                                            10,750          1,617,875
   First Chicago NBD Corp.                                              5,600            520,100
                                                                                     -----------
                                                                                       2,569,131
                                                                                     -----------

 Building & Building Materials (1.2%)
   USG Corp.'D'                                                        16,250            834,844
                                                                                     -----------

 Business Services (0.8%)
   Block, (H&R) Inc.                                                    5,600            252,000
   Deluxe Corp.                                                         8,200            274,700
                                                                                     -----------
                                                                                         526,700
                                                                                     -----------

 Capital Equipment (4.5%)
   AlliedSignal, Inc.                                                  12,900            565,181
   American Standard Co., Inc.'D'                                      12,800            623,200
   Caterpillar, Inc.                                                    5,800            330,237
   Emerson Electric Co.                                                 7,400            470,825
   Harnischfeger Industries, Inc.                                      10,900            307,925
   ITT Industries, Inc.                                                21,600            787,050
                                                                                     -----------
                                                                                       3,084,418
                                                                                     -----------

 Chemicals (2.5%)
   Ferro Corp.                                                         13,350            384,647
   Rhone Poulenc SA ADR Series A                                       13,800            683,100
   Union Carbide Corp.                                                 13,500            654,750
                                                                                     -----------
                                                                                       1,722,497
                                                                                     -----------

                See Accompanying Notes to Financial Statements.
                                       31

WARBURG PINCUS INSTITUTIONAL FUND, INC. --
VALUE PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                     SHARES             VALUE
                                                                   ----------        -----------
COMMON STOCKS (CONT'D)
 Computers (5.7%)
   Adaptec, Inc.                                                        4,200        $    99,488
   Automatic Data Processing, Inc.                                      4,500            301,219
   Compaq Computer Corp.                                               49,400          1,386,287
   Hewlett-Packard Co.                                                  4,000            301,250
   International Business Machines Corp.                               11,950          1,384,706
   Sun Microsystems, Inc.'D'                                           10,900            448,944
                                                                                     -----------
                                                                                       3,921,894
                                                                                     -----------

 Conglomerates (3.2%)
   Harsco Corp.                                                        17,450            802,700
   TRW, Inc.                                                           13,600            718,250
   United Technologies Corp.                                            6,900            679,219
                                                                                     -----------
                                                                                       2,200,169
                                                                                     -----------

 Consumer Durables (4.8%)
   Chrysler Corp.                                                      42,500          1,707,969
   Ford Motor Co.                                                      16,200            742,162
   Maytag Corp.                                                         5,000            257,500
   Philips Electronics NV                                               6,700            603,000
                                                                                     -----------
                                                                                       3,310,631
                                                                                     -----------

 Consumer Non-Durables (2.0%)
   Premark International, Inc.                                         20,000            667,500
   Rubbermaid, Inc.                                                    13,000            372,125
   Unilever NV                                                          4,400            328,350
                                                                                     -----------
                                                                                       1,367,975
                                                                                     -----------

 Electronics (1.2%)
   Dallas Semiconductor Corp.                                           6,200            239,087
   Lexmark International Group, Inc. Class A'D'                         7,000            405,125
   National Semiconductor Corp.'D'                                      8,900            195,800
                                                                                     -----------
                                                                                         840,012
                                                                                     -----------

 Energy (6.1%)
   British Petroleum Co. PLC ADR                                       21,316          2,014,362
   Burlington Resources, Inc.                                          14,400            676,800
   Occidental Petroleum Corp.                                          21,900            644,681
   Total SA ADR                                                        15,400            904,750
                                                                                     -----------
                                                                                       4,240,593
                                                                                     -----------

 Environmental Services (1.3%)
   USA Waste Services, Inc.'D'                                         17,600            863,500
                                                                                     -----------

                See Accompanying Notes to Financial Statements.
                                       32

WARBURG PINCUS INSTITUTIONAL FUND, INC. --
VALUE PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                     SHARES             VALUE
                                                                   ----------        -----------
COMMON STOCKS (CONT'D)
 Financial Services (10.6%)
   American Express Co.                                                 2,650        $   270,300
   Associates First Capital Corp. Class A                               4,260            318,399
   Berkley (W.R.) Corp.                                                 4,700            219,137
   Fannie Mae                                                          11,800            706,525
   FINOVA Group, Inc.                                                  11,700            685,181
   Freddie Mac                                                          9,200            426,075
   HCC Insurance Holdings, Inc.                                         1,100             23,925
   Lehman Brothers Holdings, Inc.                                       6,700            476,119
   MBIA, Inc.                                                          12,800            955,200
   Provident Companies, Inc.                                           13,000            507,812
   Terra Nova (Bermuda) Holdings, Ltd. Class A                          9,000            275,625
   The PMI Group, Inc.                                                 22,000          1,787,500
   Travelers Group, Inc.                                                4,800            293,700
   Travelers Property Casualty Corp.                                    8,200            344,400
                                                                                     -----------
                                                                                       7,289,898
                                                                                     -----------

 Food, Beverages & Tobacco (5.3%)
   Anheuser-Busch Companies, Inc.                                      23,100          1,058,269
   Corn Products International, Inc.'D'                                12,300            438,187
   Keebler Foods Co.'D'                                                18,850            537,225
   Philip Morris Companies, Inc.                                       14,600            544,762
   Ralston Purina Group                                                 3,700            392,200
   Sara Lee Corp.                                                       7,500            446,719
   Swedish Match Co. AB ADR                                             6,250            218,750
                                                                                     -----------
                                                                                       3,636,112
                                                                                     -----------

 Healthcare (5.6%)
   Baxter International, Inc.                                          12,500            692,969
   Foundation Health Systems, Inc. Class A'D'                          19,800            572,962
   Tenet Healthcare Corp.'D'                                           13,800            516,637
   Trigon Healthcare, Inc.'D'                                          38,100          1,157,287
   Wellpoint Health Networks, Inc.'D'                                  13,100            944,838
                                                                                     -----------
                                                                                       3,884,693
                                                                                     -----------

 Industrial Mfg. & Processing (1.6%)
   UNOVA, Inc.'D'                                                      46,800          1,088,100
                                                                                     -----------

 Leisure & Entertainment (1.9%)
   Polaroid Corp.                                                      29,700          1,306,800
                                                                                     -----------

                See Accompanying Notes to Financial Statements.
                                       33

WARBURG PINCUS INSTITUTIONAL FUND, INC. --
VALUE PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                     SHARES             VALUE
                                                                   ----------        -----------
COMMON STOCKS (CONT'D)
 Metals & Mining (1.2%)
   Alumax, Inc.'D'                                                      7,300        $   360,438
   Aluminum Company of America                                          6,200            480,500
                                                                                     -----------
                                                                                         840,938
                                                                                     -----------

 Office Equipment & Supplies (0.4%)
   Pitney Bowes, Inc.                                                   6,200            297,600
                                                                                     -----------

 Oil Services (1.3%)
   Noble Drilling Corp.'D'                                             16,100            520,231
   R & B Falcon Corp.'D'                                               12,576            403,218
                                                                                     -----------
                                                                                         923,449
                                                                                     -----------

 Pharmaceuticals (2.3%)
   American Home Products Corp.                                         4,600            428,375
   Merck & Co., Inc.                                                    9,500          1,144,750
                                                                                     -----------
                                                                                       1,573,125
                                                                                     -----------

 Real Estate (0.4%)
   Equity Residential Properties Trust REIT                             6,100            299,663
                                                                                     -----------

 Retail (5.9%)
   Federated Department Stores, Inc.'D'                                27,800          1,367,413
   May Department Stores Co.                                           10,800            666,225
   Neiman-Marcus Group, Inc.'D'                                         9,300            341,194
   Payless ShoeSource, Inc.'D'                                          5,226            373,659
   Proffitt's, Inc.'D'                                                  8,500            337,875
   Sears, Roebuck and Co.                                              11,600            688,025
   Wal-Mart Stores, Inc.                                                6,000            303,375
                                                                                     -----------
                                                                                       4,077,766
                                                                                     -----------

 Telecommunications & Equipment (5.7%)
   ALLTEL Corp.                                                         5,900            252,225
   Ameritech Corp.                                                     14,500            617,156
   AT&T Corp.                                                          12,300            738,769
   Bell Atlantic Corp.                                                 11,159          1,044,064
   BellSouth Corp.                                                      9,700            622,619
   SBC Communications, Inc.                                            16,400            679,575
                                                                                     -----------
                                                                                       3,954,408
                                                                                     -----------

 Transportation (1.1%)
   Burlington Northern Santa Fe Corp.                                   3,700            366,300
   CSX Corp.                                                            7,800            409,500
                                                                                     -----------
                                                                                         775,800
                                                                                     -----------

                See Accompanying Notes to Financial Statements.
                                       34

WARBURG PINCUS INSTITUTIONAL FUND, INC. --
VALUE PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                     SHARES             VALUE
                                                                   ----------        -----------
COMMON STOCKS (CONT'D)
 Utilities -- Electric (2.4%)
   Allegheny Energy, Inc.                                              12,200        $   373,625
   American Electric Power Co., Inc.                                    7,700            367,675
   DQE, Inc.                                                            2,200             75,625
   Entergy Corp.                                                        9,100            226,363
   Illinova Corp.                                                       9,000            275,063
   Wisconsin Energy Corp.                                              11,800            359,900
                                                                                     -----------
                                                                                       1,678,251
                                                                                     -----------
TOTAL COMMON STOCK (Cost $54,637,896)                                                 60,555,348
                                                                                     -----------
PREFERRED STOCK (1.8%)
 Capital Equipment (0.6%)
   Ingersoll-Rand Co. Series G 0.78%, (Convertible 5/15/01)
     PRIDES                                                            22,400            459,200
                                                                                     -----------
 Communications & Media (0.7%)
   AirTouch Communications, Inc. Series B 6.00% (Callable
     08/16/99 @ $35.96)                                                10,400            461,500
                                                                                     -----------
 Real Estate (0.5%)
   Equity Residential Properties Series G 7.25% (Callable
     09/15/02 @ $25.91) REIT                                           13,600            343,400
                                                                                     -----------
TOTAL PREFERRED STOCK (Cost $1,208,646)                                                1,264,100
                                                                                     -----------
FOREIGN STOCKS (0.5%)
 United Kingdom (0.5%)
   WPP Group PLC                                                       50,900            322,971
                                                                                     -----------
TOTAL FOREIGN STOCKS (Cost $275,889)                                                     322,971
                                                                                     -----------
                                                                      PAR
CONVERTIBLE BONDS (1.1%)
   Diamond Offshore Drilling, Inc. 3.75%, 02/15/07                 $  470,000            629,800
   Rite Aid Corp. 144A (Callable 09/15/00 @ 102.10) 5.25%,
     09/15/02                                                         101,000            113,878
                                                                                     -----------
TOTAL BONDS (Cost $710,087)                                                              743,678
                                                                                     -----------
SHORT TERM INVESTMENTS (9.9%)
   Repurchase agreement with Goldman, Sachs & Co. dated
   04/30/98 at 5.47% to be repurchased at $6,892,047 on
   05/01/98. (Collateralized by pro rata amount of
   U.S. Treasury Notes ranging in par values from $39,650,000 to $50,000,000, 5.75%-7.25%, 09/30/01-05/15/04. Market value
   of collateral is $7,033,904.) (Cost $6,891,000)                  6,891,000          6,891,000
                                                                                     -----------
TOTAL INVESTMENTS AT VALUE (101.1%) (Cost $63,723,518*)                               69,777,097
LIABILITIES IN EXCESS OF OTHER ASSETS (1.1%)                                           (778,115)
                                                                                     -----------
NET ASSETS (100.0%) (applicable to 5,528,703 shares outstanding)                     $68,998,982
                                                                                     -----------
                                                                                     -----------
NET ASSET VALUE, Offering and redemption price per share
 ($68,998,982[div]5,528,703)                                                              $12.48
                                                                                          ------
                                                                                          ------


                      INVESTMENT ABBREVIATIONS
      REIT = Real Estate Investment Trust.
    PRIDES = Preferred Redeemable Increased Divides Equities Securities.

--------------------------------------------------------------------------------
'D' Non-income producing security.
  * Also cost for federal income tax purposes.

                See Accompanying Notes to Financial Statements.
                                       35

WARBURG PINCUS INSTITUTIONAL FUND, INC. --
JAPAN GROWTH PORTFOLIO
STATEMENT OF NET ASSETS
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                     NUMBER OF
                                                                      SHARES          VALUE
                                                                     ---------      ----------
COMMON STOCKS (79.2%)
 Banks & Savings & Loans (5.3%)
   Fuji Bank, Ltd.                                                     15,000       $   84,576
                                                                                    ----------
 Electronics (49.8%)
   Advantest Corp.                                                      1,100           74,094
   Brother Industries, Ltd.                                            20,000           74,623
   Fanuc, Ltd.                                                          2,000           73,867
   Fujikura, Ltd.                                                      10,000           51,616
   Minebea Co., Ltd.                                                    7,000           78,408
   Rohm Co., Ltd.                                                       1,000          113,070
   Sony Corp.                                                           1,000           83,327
   TDK Corp.                                                            1,000           79,164
   Tokyo Electronics, Ltd.                                              2,000           78,710
   Tokyo Seimitsu Co., Ltd.                                             3,000           88,322
                                                                                    ----------
                                                                                       795,201
                                                                                    ----------
 Financial Services (13.6%)
   Orix Corp.                                                           1,000           69,250
   Shohkoh Fund & Co., Ltd.                                               300           95,588
   Takefuji Corp.                                                       1,000           52,600
                                                                                    ----------
                                                                                       217,438
                                                                                    ----------
 Industrial Mfg. & Processing (2.1%)
   Hoya Corp.                                                           1,000           33,149
                                                                                    ----------
 Pharmaceuticals (4.7%)
   Sankyo Co., Ltd.                                                     3,000           74,472
                                                                                    ----------
 Telecommunications & Equipment (3.7%)
   Nippon Television Network Corp.                                        200           59,184
                                                                                    ----------
TOTAL COMMON STOCKS (Cost $1,270,918)                                                1,264,020
                                                                                    ----------
                                                                        PAR
                                                                     ---------
U.S. TREASURY NOTES (24.3%)
   U.S. Treasury Note 4.92%, 07/30/98 (Cost $388,225)                $393,000          388,112
                                                                                    ----------
TOTAL INVESTMENTS AT VALUE (103.5%) (Cost $1,659,143*)                               1,652,132

LIABILITIES IN EXCESS OF OTHER ASSETS (3.5%)                                          (56,580)
                                                                                    ----------

NET ASSETS (100.0%) (applicable to 151,897 shares outstanding)                      $1,595,552
                                                                                    ----------
                                                                                    ----------

NET ASSET VALUE, offering and redemption price per share
 ($1,595,552[div]151,897)                                                               $10.50
                                                                                        ------
                                                                                        ------

--------------------------------------------------------------------------------
'D' Non-income producing security.
  * Also cost for federal income tax purposes.

                See Accompanying Notes to Financial Statements.
                                       36

WARBURG PINCUS INSTITUTIONAL FUND, INC. --
POST-VENTURE CAPITAL PORTFOLIO
STATEMENT OF NET ASSETS
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                    NUMBER OF
                                                                     SHARES            VALUE
                                                                    ---------        ----------
COMMON STOCK (95.6%)
 Aerospace & Defense (4.4%)
   Gulfstream Aerospace Corp.'D'                                       2,000         $   83,875
                                                                                     ----------

 Business Services (0.8%)
   Protection One, Inc.'D'                                             1,200             14,662
                                                                                     ----------

 Communications & Media (2.9%)
   Central European Media Enterprises, Ltd. Class A'D'                 2,000             55,875
                                                                                     ----------

 Computers (27.0%)
   BMC Software, Inc.'D'                                                 900             84,206
   Brio Technology, Inc.'D'                                              200              2,200
   Cambridge Technology Partners, Inc.'D'                              1,600             83,600
   Check Point Software Technologies, Ltd.'D'                          1,200             35,250
   Computer Associates International, Inc.                             1,200             70,275
   JDA Software Group, Inc.'D'                                         1,800             91,012
   PeopleSoft, Inc.'D'                                                 1,600             74,400
   PLATINUM Technology, Inc.'D'                                        2,100             53,550
   Tecnomatix Technologies Ltd.'D'                                     1,000             25,375
                                                                                     ----------
                                                                                        519,868
                                                                                     ----------

 Consumer Non-Durables (3.9%)
   Central Garden & Pet Co.'D'                                         2,200             75,350
                                                                                     ----------

 Consumer Services (0.2%)
   Service Experts, Inc.'D'                                              100              3,325
                                                                                     ----------

 Electronics (12.9%)
   Avant! Corp.'D'                                                     2,400             69,600
   Linear Technology Corp.                                               800             64,400
   Maxim Integrated Products, Inc.'D'                                  1,700             68,637
   Xilinx, Inc.'D'                                                     1,000             45,750
                                                                                     ----------
                                                                                        248,387
                                                                                     ----------

 Energy (2.7%)
   Forcenergy Gas Exploration, Inc.'D'                                 1,800             41,513
   KCS Energy, Inc.                                                      700             10,850
                                                                                     ----------
                                                                                         52,363
                                                                                     ----------

 Environmental Services (1.5%)
   USA Waste Services, Inc.'D'                                           600             29,438
                                                                                     ----------

 Healthcare (3.0%)
   NovaCare, Inc.'D'                                                   4,200             58,538
                                                                                     ----------

 Industrial Manufacturing & Processing (1.9%)
   Mettler-Toledo International, Inc.'D'                               1,800             36,225
                                                                                     ----------

                See Accompanying Notes to Financial Statements.
                                       37

WARBURG PINCUS INSTITUTIONAL FUND, INC. --
POST-VENTURE CAPITAL PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                    NUMBER OF
                                                                     SHARES            VALUE
                                                                    ---------        ----------
COMMON STOCK (CONT'D)
 Leisure & Entertainment (4.9%)
   Coach USA, Inc.'D'                                                  2,000         $   94,875
                                                                                     ----------

 Metals & Mining (3.0%)
   Metals USA, Inc.'D'                                                 3,000             58,500
                                                                                     ----------

 Pharmaceuticals (6.4%)
   Alkermes, Inc.'D'                                                   2,000             47,750
   ChiRex, Inc.'D'                                                     2,800             49,175
   MedImmune, Inc.                                                       500             26,375
                                                                                     ----------
                                                                                        123,300
                                                                                     ----------

 Real Estate (1.7%)
   AMB Property Corp.'D'                                               1,400             32,200
                                                                                     ----------

 Retail (4.2%)
   Barnes & Noble, Inc.'D'                                             1,600             54,200
   Borders Group, Inc.'D'                                                800             25,700
                                                                                     ----------
                                                                                         79,900
                                                                                     ----------

 Telecommunications & Equipment (14.2%)
   Gilat Communications, Ltd.'D'                                       2,600             25,025
   Intermedia Communications, Inc.'D'                                  1,400            102,178
   McLeodUSA, Inc.'D'                                                  1,200             55,200
   Paging Network, Inc.'D'                                             4,200             59,063
   Teledata Communications, Ltd.'D'                                    2,000             31,750
                                                                                     ----------
                                                                                        273,216
                                                                                     ----------

TOTAL COMMON STOCK (Cost $1,624,499)                                                  1,839,897
                                                                                     ----------
                                                                       PAR
                                                                    ---------
SHORT TERM INVESTMENTS (3.9%)
   Repurchase agreement with Goldman, Sachs & Co. dated
   04/30/98 at 5.47% to be repurchased at $76,012 on
   05/01/98. (Collateralized by pro rata amount of
   U.S. Treasury Notes ranging in par values from $39,650,000 to $50,000,000, 5.75%-7.25%, 09.30/01-05/15/04. Market
   value of collateral is $77,576) (Cost $76,000)                    $76,000             76,000
                                                                                     ----------
TOTAL INVESTMENTS AT VALUE (99.5%) (Cost $1,700,499*)                                 1,915,897

OTHER ASSETS IN EXCESS OF LIABILITIES (0.5%)                                              8,583
                                                                                     ----------
NET ASSETS (100.0%) (applicable to 172,546 shares outstanding)                       $1,924,480
                                                                                     ----------
                                                                                     ----------
NET ASSET VALUE, Offering and redemption price per share
 ($1,924,480[div]172,546)                                                                $11.15
                                                                                         ------
                                                                                         ------

--------------------------------------------------------------------------------
'D' Non-income producing security.
  * Also cost for federal income tax purposes.

                See Accompanying Notes to Financial Statements.
                                       38

WARBURG PINCUS INSTITUTIONAL FUND, INC. --
SMALL COMPANY VALUE PORTFOLIO
STATEMENT OF NET ASSETS
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        -----------
COMMON STOCK (90.9%)
 Banks & Savings & Loans (6.1%)
   Quaker City Bancorp, Inc.'D'                                       4,200         $    95,025
   Riggs National Corp.                                               4,300             123,894
   Texas Regional Bancshares, Inc.                                    5,200             171,600
                                                                                    -----------
                                                                                        390,519
                                                                                    -----------
 Building & Building Materials (4.8%)
   Cavalier Homes, Inc.                                              11,800             141,600
   Walter Industries, Inc.'D'                                         8,000             165,000
                                                                                    -----------
                                                                                        306,600
                                                                                    -----------
 Business Services (2.6%)
   John H. Harland Co.                                                4,600              81,937
   Tokheim Corp.'D'                                                   5,500              87,312
                                                                                    -----------
                                                                                        169,249
                                                                                    -----------
 Capital Equipment (4.3%)
   Allied Products Corp.                                              3,200              73,400
   Avondale Industries, Inc.'D'                                       4,600             123,625
   Stewart & Stevenson Services, Inc.                                 3,500              77,875
                                                                                    -----------
                                                                                        274,900
                                                                                    -----------
 Consumer Durables (6.2%)
   Citation Corp.'D'                                                  3,700              77,237
   La-Z-Boy, Inc.                                                     3,200             167,400
   Triangle Pacific Corp.'D'                                          3,500             152,250
                                                                                    -----------
                                                                                        396,887
                                                                                    -----------
 Consumer Non-Durables (5.5%)
   American Safety Razor Corp.'D'                                     3,700              67,062
   Home Products International, Inc.'D'                               9,400             126,900
   Standex International Corp.                                        2,600              79,138
   Zag Industries, Ltd.'D'                                            5,900              80,756
                                                                                    -----------
                                                                                        353,856
                                                                                    -----------
 Electronics (1.9%)
   ADE Corp.'D'                                                       4,200              75,075
   EA Industries, Inc.'D'                                            10,600              43,063
                                                                                    -----------
                                                                                        118,138
                                                                                    -----------

                See Accompanying Notes to Financial Statements.
                                       39

WARBURG PINCUS INSTITUTIONAL FUND, INC. --
SMALL COMPANY VALUE PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        -----------
COMMON STOCK (CONT'D)
 Energy (3.5%)
   Forest Oil Corp.'D'                                                7,200         $   112,500
   KCS Energy, Inc.                                                   2,900              44,950
   Petsec Energy Ltd.'D'                                              3,100              63,744
                                                                                    -----------
                                                                                        221,194
                                                                                    -----------
 Engineering & Construction (1.9%)
   Gradall Industries, Inc.'D'                                        7,100             122,475
                                                                                    -----------
 Financial Services (19.6%)
   Commerce Group, Inc.                                               4,900             184,975
   Delphi Financial Group, Inc. Class A'D'                            1,860             106,020
   HCC Insurance Holdings, Inc.                                       4,200              91,350
   Life USA Holding, Inc.                                             4,400              66,550
   Long Beach Financial Corp.'D'                                      8,100             105,806
   NAC Re Corp.                                                       2,300             115,000
   National Western Life Insurance Co. Class A'D'                     1,500             155,625
   PICO Holdings, Inc.'D'                                            17,600              92,400
   Terra Nova (Bermuda) Holdings Ltd. Class A                         5,700             174,563
   White River Corp.'D'                                               1,800             157,500
                                                                                    -----------
                                                                                      1,249,789
                                                                                    -----------
 Food, Beverages & Tobacco (0.8%)
   Pilgrim's Pride Corp.                                              2,900              49,300
                                                                                    -----------
 Industrial Mfg. & Processing (4.2%)
   Roanoke Electric Steel Corp.                                       3,800              76,950
   UNOVA, Inc.'D'                                                     8,100             188,325
                                                                                    -----------
                                                                                        265,275
                                                                                    -----------
 Leisure & Entertainment (1.4%)
   SCP Pool Corp.'D'                                                  3,900              92,138
                                                                                    -----------
 Lodging & Restaurants (1.7%)
   Ryan's Family Steak Houses, Inc.'D'                               10,600             106,000
                                                                                    -----------
 Metals & Mining (4.7%)
   Inland Steel Industries, Inc.                                      4,100             120,181
   Universal Stainless & Alloy Products, Inc.'D'                     16,400             180,400
                                                                                    -----------
                                                                                        300,581
                                                                                    -----------

                See Accompanying Notes to Financial Statements.
                                       40

WARBURG PINCUS INSTITUTIONAL FUND, INC. --
SMALL COMPANY VALUE PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        -----------
COMMON STOCK (CONT'D)
 Real Estate (8.5%)
   Equity Inns, Inc.                                                  8,500         $   125,375
   U.S. Restaurant Properties, Inc. REIT                              4,400             121,550
   Weeks Corp.                                                        4,900             154,350
   Western Water Co.'D'                                              12,600             141,750
                                                                                    -----------
                                                                                        543,025
                                                                                    -----------
 Retail (6.0%)
   AnnTaylor Stores Corp.'D'                                          9,800             156,188
   Filene's Basement Corp.'D'                                        14,500              80,656
   Fingerhut Co.                                                      5,000             148,125
                                                                                    -----------
                                                                                        384,969
                                                                                    -----------
 Telecommunications & Equipment (1.7%)
   General Cable Corp.                                                2,350             106,484
                                                                                    -----------
 Transportation (5.5%)
   Allied Holdings, Inc.'D'                                           5,000              99,688
   Landstar Systems, Inc.'D'                                          5,400             176,850
   M.S. Carriers, Inc.                                                  600              20,400
   MTL, Inc.'D'                                                         700              27,256
   U S Xpress Enterprises, Inc.                                       1,400              27,300
                                                                                    -----------
                                                                                        351,494
                                                                                    -----------
TOTAL COMMON STOCK (Cost $5,352,313)                                                  5,802,873
                                                                                    -----------
                                                                      PAR
                                                                   ---------
SHORT TERM INVESTMENTS (9.3%)
   Repurchase agreement with Goldman, Sachs & Co. dated
   04/30/98 at 5.47% to be repurchased at $588,089 on 05/01/98.
   (Collateralized by pro rata amount of
   U.S. Treasury Notes ranging in par values from $39,650,000 to $50,000,000, 5.75%-7.25%, 09/30/01-05/15/04. Market
   value of collateral is $600,194) (Cost $588,000)                $588,000             588,000
                                                                                    -----------
TOTAL INVESTMENTS AT VALUE (100.2%) (Cost $5,940,313*)                                6,390,873
LIABILITIES IN EXCESS OF OTHER ASSETS (0.2%)                                           (10,226)
                                                                                    -----------
NET ASSETS (100.0%) (applicable to 613,725 shares outstanding)                       $6,380,647
                                                                                    -----------
                                                                                    -----------
NET ASSET VALUE, Offering and redemption price per share
 ($6,380,647[div]613,725)                                                                $10.40
                                                                                         ------
                                                                                         ------

                            INVESTMENT ABBREVIATIONS

                      REIT = Real Estate Investment Trust.

--------------------------------------------------------------------------------
'D' Non-income producing security.
  * Also cost for federal income tax purposes.

                See Accompanying Notes to Financial Statements.
                                       41

WARBURG PINCUS INSTITUTIONAL FUND, INC.
STATEMENT OF OPERATIONS
For the Six Months Ended April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                         INTERNATIONAL EQUITY       SMALL COMPANY
                                                              PORTFOLIO            GROWTH PORTFOLIO
                                                         --------------------    --------------------
INVESTMENT INCOME:
    Dividends                                                $ 11,128,262            $    155,081
    Interest                                                    2,940,896                 429,074
    Foreign taxes withheld                                     (1,398,143)                      0
                                                              -----------              ----------

        Total investment income                                12,671,015                 584,155
                                                              -----------              ----------
EXPENSES:
    Investment advisory                                         4,733,000               1,038,614
    Administrative services                                     1,073,397                 230,802
    Audit                                                          14,767                   6,329
    Custodian/Sub-Custodian                                       426,465                  29,861
    Directors                                                         620                     470
    Insurance                                                       6,369                     698
    Interest                                                        2,497                     353
    Legal                                                          55,828                   5,405
    Offering/Organizational costs                                       0                   4,803
    Printing                                                       20,044                   1,261
    Registration                                                   61,575                  22,514
    Transfer agent                                                 10,764                   1,488
    Miscellaneous                                                  45,240                   4,719
                                                              -----------              ----------
                                                                6,450,566               1,347,317
    Less: fees waived, expenses reimbursed and
      transfer agent offsets                                     (830,128)               (204,842)
                                                              -----------              ----------
        Total expenses                                          5,620,438               1,142,475
                                                              -----------              ----------
          Net investment income (loss)                          7,050,577                (558,320)
                                                              -----------              ----------
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS AND
  FOREIGN CURRENCY RELATED ITEMS:
    Net realized gain (loss) from security and other
      related transactions                                    (59,673,870)             11,323,724
    Net realized gain (loss) from foreign currency
      related items                                            21,212,876                       0
    Net change in unrealized appreciation
      (depreciation) from investments and foreign
      currency related items                                  182,679,704               9,584,555
                                                              -----------              ----------
    Net realized and unrealized gain from investments
      and foreign currency related items                      144,218,710              20,908,279
                                                              -----------              ----------
    Net increase in net assets resulting from
      operations                                             $151,269,287            $ 20,349,959
                                                              -----------              ----------
                                                              -----------              ----------

                See Accompanying Notes to Financial Statements.
                                       42

--------------------------------------------------------------------------------

                                                                                   SMALL COMPANY
            EMERGING MARKETS      VALUE       JAPAN GROWTH      POST-VENTURE           VALUE
               PORTFOLIO        PORTFOLIO      PORTFOLIO      CAPITAL PORTFOLIO      PORTFOLIO
            ----------------    ----------    ------------    -----------------    -------------
              $    356,316      $  277,403      $  4,082          $   4,167          $  35,399
                   131,612          95,028        13,329              1,041              9,826
                   (59,105)           (728)         (612)                 0                  0
            ----------------    ----------        ------            -------        -------------
                   428,823         371,703        16,799              5,208             45,225
            ----------------    ----------        ------            -------        -------------
                   176,253         137,668         6,868              9,755             39,486
                    42,776          36,712         1,373              2,589              8,774
                     5,972           8,559         5,951              5,951              6,277
                    44,696          12,496           375              8,485             13,500
                       670             646         1,947                852                479
                       211             248           183                 85                175
                        78              50            50                 50              2,583
                     1,358           1,539           992                992              3,674
                         0          20,400         7,527              5,259              4,043
                       527             750         1,944              1,713              2,974
                       311          18,708        10,236              5,121              4,471
                       676           1,271           168                376              1,703
                     1,941           3,086         2,000              1,687              3,173
            ----------------    ----------        ------            -------        -------------
                   275,469         242,133        39,614             42,915             91,312
                   (55,152)       (104,464)      (31,809)           (31,830)           (47,878)
            ----------------    ----------        ------            -------        -------------
                   220,317         137,669         7,805             11,085             43,434
            ----------------    ----------        ------            -------        -------------
                   208,506         234,034         8,994             (5,877)             1,791
            ----------------    ----------        ------            -------        -------------
                (6,208,968)        544,535          (161)           (27,365)          (135,945)
                   (18,714)           (278)       43,809                  0                  0
                 6,430,646       6,303,363        21,935            215,398            450,560
            ----------------    ----------        ------            -------        -------------
                   202,964       6,847,620        65,583            188,033            314,615
            ----------------    ----------        ------            -------        -------------
              $    411,470      $7,081,654      $ 74,577          $ 182,156          $ 316,406
            ----------------    ----------        ------            -------        -------------
            ----------------    ----------        ------            -------        -------------

WARBURG PINCUS INSTITUTIONAL FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                         SMALL COMPANY
                                            INTERNATIONAL EQUITY PORTFOLIO             GROWTH PORTFOLIO
                                           ---------------------------------   ---------------------------------
                                              FOR THE                             FOR THE
                                             SIX MONTHS                          SIX MONTHS
                                               ENDED            FOR THE            ENDED            FOR THE
                                           APRIL 30, 1998      YEAR ENDED      APRIL 30, 1998      YEAR ENDED
                                            (UNAUDITED)     OCTOBER 31, 1997    (UNAUDITED)     OCTOBER 31, 1997
                                           --------------   ----------------   --------------   ----------------
FROM OPERATIONS:
   Net investment income (loss)            $    7,050,577    $   11,581,658     $   (558,320)     $   (825,692)
   Net realized gain (loss) from security
     transactions and other related
     transactions                             (59,673,870)       58,513,022       11,323,724        (1,525,965)
   Net realized gain (loss) from foreign
     currency related items                    21,212,876        23,820,080                0                 0
   Net change in unrealized appreciation
     (depreciation) from
     investments and foreign currency
     related items                            182,679,704       (39,639,490)       9,584,555        42,310,135
                                           --------------   ----------------   --------------   ----------------
       Net increase (decrease) in net
         assets resulting from operations     151,269,287        54,275,270       20,349,959        39,958,478
                                           --------------   ----------------   --------------   ----------------

FROM DISTRIBUTIONS:
   Dividends from net investment income        (5,921,777)       (7,904,857)               0                 0
   Distributions from realized gains          (93,443,539)      (29,169,050)               0                 0
                                           --------------   ----------------   --------------   ----------------
       Net decrease in net assets from
         distributions                        (99,365,316)      (37,073,907)               0                 0
                                           --------------   ----------------   --------------   ----------------

FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares               118,781,350       383,795,316       32,614,070       109,080,019
   Reinvested dividends                        89,134,715        32,747,095                0                 0
   Net asset value of shares redeemed        (107,660,643)     (201,370,170)     (10,382,482)      (28,004,573)
                                           --------------   ----------------   --------------   ----------------
       Net increase in net assets from
         capital share transactions           100,255,422       215,172,241       22,231,588        81,075,446
                                           --------------   ----------------   --------------   ----------------
       Net increase (decrease) in net
         assets                               152,159,393       232,373,604       42,581,547       121,033,924

NET ASSETS:
   Beginning of period                      1,169,816,804       937,443,200      217,861,007        96,827,083
                                           --------------   ----------------   --------------   ----------------
   End of period                           $1,321,976,197    $1,169,816,804     $260,442,554      $217,861,007
                                           --------------   ----------------   --------------   ----------------
                                           --------------   ----------------   --------------   ----------------

UNDISTRIBUTED NET INVESTMENT INCOME:       $    1,228,163    $   14,484,339     $          0      $          0
                                           --------------   ----------------   --------------   ----------------
                                           --------------   ----------------   --------------   ----------------

                See Accompanying Notes to Financial Statements.
                                       44

--------------------------------------------------------------------------------

                                                                                                 POST-VENTURE    SMALL COMPANY
           EMERGING MARKETS                                                     JAPAN GROWTH       CAPITAL           VALUE
               PORTFOLIO                          VALUE PORTFOLIO                PORTFOLIO        PORTFOLIO        PORTFOLIO
   ---------------------------------   -------------------------------------   --------------   --------------   --------------
      FOR THE                             FOR THE          FOR THE PERIOD         FOR THE          FOR THE          FOR THE
     SIX MONTHS                          SIX MONTHS        JUNE 30, 1997         SIX MONTHS       SIX MONTHS       SIX MONTHS
       ENDED            FOR THE            ENDED          (COMMENCEMENT OF         ENDED            ENDED            ENDED
   APRIL 30, 1998      YEAR ENDED      APRIL 30, 1998   OPERATIONS) THROUGH    APRIL 30, 1998   APRIL 30, 1998   APRIL 30, 1998
    (UNAUDITED)     OCTOBER 31, 1997    (UNAUDITED)       OCTOBER 31, 1997      (UNAUDITED)      (UNAUDITED)      (UNAUDITED)
   --------------   ----------------   --------------   --------------------   --------------   --------------   --------------
    $    208,506      $    346,114      $    234,034        $     47,540         $    8,994       $   (5,877)      $    1,791
      (6,208,968)        2,515,798           544,535              69,262               (161)         (27,365)        (135,945)

         (18,714)         (144,915)             (278)                  0             43,809                0                0

       6,430,646        (6,041,288)        6,303,363            (249,969)            21,935          215,398          450,560
   --------------   ----------------   --------------         ----------       --------------   --------------   --------------

         411,470        (3,324,291)        7,081,654            (133,167)            74,577          182,156          316,406
   --------------   ----------------   --------------         ----------       --------------   --------------   --------------

        (214,313)         (208,151)         (122,223)                  0             (8,999)               0                0
      (2,772,577)           (5,335)          (79,452)                  0                  0                0                0
   --------------   ----------------   --------------         ----------       --------------   --------------   --------------
      (2,986,890)         (213,486)         (201,675)                  0             (8,999)               0                0
   --------------   ----------------   --------------         ----------       --------------   --------------   --------------

       1,259,833        14,718,591        50,759,427          16,031,704          1,524,019        1,915,476       12,484,355
       2,985,126           213,486           201,675                   0              8,999                0                0
      (1,869,605)       (3,811,119)       (4,406,977)           (333,659)            (4,044)        (174,152)      (6,421,114)
   --------------   ----------------   --------------         ----------       --------------   --------------   --------------

       2,375,354        11,120,958        46,554,125          15,698,045          1,528,974        1,741,324        6,063,241
   --------------   ----------------   --------------         ----------       --------------   --------------   --------------
        (200,066)        7,583,181        53,434,104          15,564,878          1,594,552        1,923,480        6,379,647

      37,281,303        29,698,122        15,564,878                   0              1,000            1,000            1,000
   --------------   ----------------   --------------         ----------       --------------   --------------   --------------
    $ 37,081,237      $ 37,281,303      $ 68,998,982        $ 15,564,878         $1,595,552       $1,924,480       $6,380,647
   --------------   ----------------   --------------         ----------       --------------   --------------   --------------
   --------------   ----------------   --------------         ----------       --------------   --------------   --------------

    $          0      $   (218,637)     $    171,710        $     60,177         $    4,135       $        0       $    1,791
   --------------   ----------------   --------------         ----------       --------------   --------------   --------------
   --------------   ----------------   --------------         ----------       --------------   --------------   --------------

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                            FOR THE
                                           SIX MONTHS                       FOR THE YEAR ENDED
                                             ENDED                             OCTOBER 31,
                                         APRIL 30, 1998     --------------------------------------------------
                                          (UNAUDITED)        1997       1996       1995       1994       1993
                                         --------------     ------     ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD         $16.51         $16.14     $15.10     $16.34     $13.49     $ 9.62
                                              -----         ------     ------     ------     ------     ------
   Income from Investment Operations:
   Net Investment Income                       0.11           0.20       0.26       0.15       0.17       0.10
   Net Gain/(Loss) from Securities
     and Foreign Currency Related
     Items (both realized and
     unrealized)                               1.74           0.78       1.28      (0.64)      2.87       3.87
                                              -----         ------     ------     ------     ------     ------
       Total from Investment
         Operations                            1.85           0.98       1.54      (0.49)      3.04       3.97
                                              -----         ------     ------     ------     ------     ------
   Less Distributions:
   Dividends from Net Investment
     Income                                   (0.08)         (0.13)     (0.50)     (0.18)     (0.07)     (0.10)
   Distributions from Net Realized
     Gains                                    (1.32)         (0.48)      0.00      (0.57)     (0.12)      0.00
                                              -----         ------     ------     ------     ------     ------
       Total Distributions                    (1.40)         (0.61)     (0.50)     (0.75)     (0.19)     (0.10)
                                              -----         ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD               $16.96         $16.51     $16.14     $15.10     $16.34     $13.49
                                              -----         ------     ------     ------     ------     ------
                                              -----         ------     ------     ------     ------     ------
Total Return                                  12.85%'D'       6.20%     10.48%     (2.83%)    22.62%     41.61%

RATIOS /SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)         $1,321,976         $1,169,817 $937,443   $507,759   $331,297   $109,280

Ratios to average daily net assets:
   Operating expenses                           .96%*@         .95%@      .96%@      .95%       .95%       .95%
   Net investment income                        .83%*          .98%      1.05%      1.20%       .59%       .75%
   Decrease reflected in above
     operating expense ratios due to
     waivers/reimbursements.                    .14%*          .14%       .18%       .23%       .29%       .44%
Portfolio Turnover Rate                       49.08%'D'      69.99%     29.91%     39.70%     19.34%     19.40%

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's expenses by .01%, .00% and .01% for the period ended April 30, 1998, and for the years ended October 31, 1997 and 1996, respectively. The operating expense ratio after reflecting these arrangements were .95%, .95% and .95% for the period ended April 30, 1998, and for the years ended October 31, 1997 and 1996, respectively.
'D' Non-annualized.
* Annualized.

                See Accompanying Notes to Financial Statements.
                                       46

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- SMALL COMPANY GROWTH PORTFOLIO FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                FOR THE
                                               SIX MONTHS                               DECEMBER 29, 1995
                                                 ENDED             FOR THE YEAR         (COMMENCEMENT OF
                                             APRIL 30, 1998           ENDED            OPERATIONS) THROUGH
                                              (UNAUDITED)        OCTOBER 31, 1997       OCTOBER 31, 1996
                                             --------------      ----------------      -------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $15.89               $12.92                 $ 10.00
                                                  -----                -----                   -----
   Income from Investment Operations:

   Net Investment Loss                            (0.03)               (0.05)                  (0.01)

   Net Gain on Securities
     (both realized and unrealized)                1.34                 3.02                    2.93
                                                  -----                -----                   -----

       Total from Investment Operations            1.31                 2.97                    2.92
                                                  -----                -----                   -----

NET ASSET VALUE, END OF PERIOD                   $17.20               $15.89                 $ 12.92
                                                  -----                -----                   -----
                                                  -----                -----                   -----
Total Return                                       8.24%'D'            22.99%                  29.20%'D'

RATIOS /SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)               $260,442             $217,861                 $96,827

Ratios to average daily net assets:
   Operating expenses                               .99%*@               .99%@                   .99%*@
   Net investment loss                             (.48)%*              (.53)%                  (.18%)*
   Decrease reflected in above operating
     expense ratios due to
     waivers/reimbursements.                        .17%*                .20%                    .69%*
Portfolio Turnover Rate                           36.61%'D'            91.59%                  57.38%'D'

--------------------------------------------------------------------------------
  @ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Portfolio's expense ratio.
'D' Non-annualized.
  * Annualized.

                See Accompanying Notes to Financial Statements.
                                       47

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- EMERGING MARKETS PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                FOR THE                                SEPTEMBER 30, 1996
                                               SIX MONTHS                               (COMMENCEMENT OF
                                                 ENDED             FOR THE YEAR           OPERATIONS)
                                             APRIL 30, 1998           ENDED                 THROUGH
                                              (UNAUDITED)        OCTOBER 31, 1997       OCTOBER 31, 1996
                                             --------------      ----------------      ------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $ 9.36               $ 9.86                 $10.00
                                                    ---                  ---                  -----
   Income from Investment Operations:
   Net Investment Income                           0.02                 0.10                   0.01
   Net Gain/(Loss) from Securities and
     Foreign Currency Related Items
     (both realized and unrealized)                0.00                (0.53)                 (0.15)
                                                    ---                  ---                  -----
       Total from Investment Operations            0.02                (0.43)                 (0.14)
                                                    ---                  ---                  -----
   Less Distributions:
   Dividends from Net Investment Income           (0.06)               (0.02)                  0.00
   Distributions from Realized Gain               (0.70)               (0.05)                  0.00
                                                    ---                  ---                  -----
       Total Distributions                        (0.76)               (0.07)                  0.00
                                                    ---                  ---                  -----
NET ASSET VALUE, END OF PERIOD                   $ 8.62               $ 9.36                 $ 9.86
                                                    ---                  ---                  -----
                                                    ---                  ---                  -----
Total Return                                       1.11%'D'            (4.43%)                (1.40%)'D'

RATIOS /SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)                $37,081              $37,281                $29,698

Ratios to average daily net assets:
   Operating expenses                              1.26%*@              1.25%@                 1.25%*@
   Net investment income                            .42%*                .92%                  1.75%*
   Decrease reflected in above operating
     expense ratios due to
     waivers/reimbursements                         .31%*                .40%                  2.18%*
Portfolio Turnover Rate                           75.15%'D'           107.21%                  2.39%'D'

--------------------------------------------------------------------------------
  @ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's expenses by .01%, .00% and .00% for the period ended
    April 30, 1998, and for the years ended October 31, 1997 and 1996, respectively. The operating expenses ratio after reflecting these arrangements were 1.25%, 1.25% and 1.25% for the period ended April 30, 1998, and for the years ended October 31, 1997 and 1996, respectively.

'D' Non-annualized.
  * Annualized.

                See Accompanying Notes to Financial Statements.
                                       48

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                               FOR THE             JUNE 30, 1997
                                                             SIX MONTHS           (COMMENCEMENT OF
                                                                ENDED               OPERATIONS)
                                                           APRIL 30, 1998             THROUGH
                                                             (UNAUDITED)          OCTOBER 31, 1997
                                                         -------------------      ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 10.64                 $10.00
                                                                 -----                  -----
Income from Investment Operations:

   Net investment income                                          0.08                   0.03
   Net Gain/(Loss) from Securities and Foreign
     Currency Related Items
     (both realized and unrealized)                               1.89                   0.61
                                                                 -----                  -----

       Total from Investment Operations                           1.97                   0.64
                                                                 -----                  -----
Less Distributions:
   Dividends from Net Investment Income                          (0.08)                  0.00
   Distributions from Net Realized Gains                         (0.05)                  0.00
                                                                 -----                  -----
       Total Distributions                                       (0.13)                  0.00
                                                                 -----                  -----

NET ASSET VALUE, END OF PERIOD                                 $ 12.48                 $10.64
                                                                 -----                  -----
                                                                 -----                  -----

Total Return                                                     18.81%'D'               6.40%'D'

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)                               $68,999                $15,565

Ratios to average daily net assets:
   Operating expenses                                              .75%*@                 .75%*@
   Net investment income                                          1.27%*                 1.60%*
   Decrease reflected in above operating expense
     ratios due to
     waivers/reimbursements                                        .56%*                 1.67%*

Portfolio Turnover Rate                                          35.13%'D'              34.81%'D'

--------------------------------------------------------------------------------
  @ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Portfolio's expense ratio.

'D' Non-annualized.
  * Annualized.

                See Accompanying Notes to Financial Statements.
                                       49

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- JAPAN GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                                  FOR THE
                                                                                 SIX MONTHS
                                                                                   ENDED
                                                                               APRIL 30, 1998
                                                                                (UNAUDITED)
                                                                               --------------
NET ASSET VALUE, BEGINNING OF PERIOD                                               $10.00
                                                                                    -----
Income from Investment Operations:
   Net investment income                                                             0.09
   Net Gain/(Loss) from Securities and Foreign Currency Related Items
     (both realized and unrealized)                                                  0.50
                                                                                    -----
       Total from Investment Operations                                              0.59
                                                                                    -----
Less Distributions:
   Dividends from Net Investment Income                                             (0.09)
   Distributions from Net Realized Gains                                             0.00
                                                                                    -----
       Total Distributions                                                          (0.09)
                                                                                    -----

NET ASSET VALUE, END OF PERIOD                                                     $10.50
                                                                                    -----
                                                                                    -----
Total Return                                                                         5.99%'D'

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)                                                   $1,596

Ratios to average daily net assets:
   Operating expenses                                                                1.25%*@
   Net investment income                                                             1.44%*
   Decrease reflected in above operating expense ratios due to
     waivers/reimbursements                                                          5.09%*
Portfolio Turnover Rate                                                               .00%'D'

--------------------------------------------------------------------------------

  @ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Portfolio's expense ratio.

'D' Non-annualized.
  * Annualized.

                See Accompanying Notes to Financial Statements.
                                       50

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- POST VENTURE CAPITAL PORTFOLIO FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                                  FOR THE
                                                                                 SIX MONTHS
                                                                                   ENDED
                                                                               APRIL 30, 1998
                                                                                (UNAUDITED)
                                                                               --------------
NET ASSET VALUE, BEGINNING OF PERIOD                                               $10.00
                                                                                    -----
Income from Investment Operations:
   Net investment income                                                            (0.03)
   Net Gain/(Loss) from Securities and Foreign Currency Related Items
     (both realized and unrealized)                                                  1.18
                                                                                    -----
       Total from Investment Operations                                              1.15
                                                                                    -----

NET ASSET VALUE, END OF PERIOD                                                     $11.15
                                                                                    -----
                                                                                    -----
Total Return                                                                        11.50%'D'

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)                                                   $1,924

Ratios to average daily net assets:
   Operating expenses                                                                1.25%*@
   Net investment income                                                             (.66)%*
   Decrease reflected in above operating expense ratios due to
     waivers/reimbursements                                                          3.39%*
Portfolio Turnover Rate                                                             41.63%'D'

--------------------------------------------------------------------------------

  @ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Portfolio's expense ratio.

'D' Non-annualized.
  * Annualized.

                See Accompanying Notes to Financial Statements.
                                       51

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- SMALL COMPANY VALUE PORTFOLIO FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                                  FOR THE
                                                                                 SIX MONTHS
                                                                                   ENDED
                                                                               APRIL 30, 1998
                                                                                (UNAUDITED)
                                                                               --------------
NET ASSET VALUE, BEGINNING OF PERIOD                                               $10.00
                                                                                    -----
Income from Investment Operations:
   Net investment income                                                             0.00
   Net Gain/(Loss) from Securities and Foreign Currency Related Items
     (both realized and unrealized)                                                  0.40
                                                                                    -----
       Total from Investment Operations                                              0.40
                                                                                    -----

NET ASSET VALUE, END OF PERIOD                                                     $10.40
                                                                                    -----
                                                                                    -----
Total Return                                                                         4.00%'D'

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)                                                   $6,381

Ratios to average daily net assets:
   Operating expenses                                                                 .99%*@
   Net investment income                                                              .04%*
   Decrease reflected in above operating expense ratios due to
     waivers/reimbursements                                                          1.09%*
Portfolio Turnover Rate                                                            119.61%'D'

--------------------------------------------------------------------------------

  @ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Portfolio's expense ratio.

'D' Non-annualized.
  * Annualized.

                See Accompanying Notes to Financial Statements.
                                       52

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

   Warburg Pincus Institutional Fund, Inc. (the 'Fund') is an open-end management investment company and currently offers eight managed investment funds (the 'Portfolios'): International Equity Portfolio, which commenced operations on September 1, 1992, seeks long-term capital appreciation by investing in common stocks and securities convertible into or exchangeable for common stocks of non-United States issuers; Small Company Growth Portfolio, which commenced operations on December 29, 1995, seeks capital growth by investing primarily in equity securities of small-sized domestic companies; Global Fixed Income Portfolio, which as of April 30, 1998, had not commenced operations, seeks to maximize total investment return consistent with prudent investment management while preserving capital by investing in investment grade fixed income securities of United States and foreign issuers; Emerging Markets Portfolio, which commenced operations on September 30, 1996, seeks long-term growth of capital by investing primarily in equity securities of non-U.S. issuers consisting of companies in emerging securities markets; Value Portfolio, which commenced operations on June 30, 1997, seeks total return by investing primarily in equity securities of large-sized domestic companies; Japan Growth Portfolio, which commenced operations on October 31, 1997, seeks long-term growth of capital by investing primarily in equity securities of Japanese issuers; Post-Venture Capital Portfolio, which commenced operations on October 31, 1997, seeks long-term growth of capital by investing primarily in equity securities of issuers in their post-venture capital stage of development and pursues an aggressive investment strategy; and Small Company Value Portfolio, which commenced operations on October 31, 1997, seeks long-term capital appreciation by investing primarily in a portfolio of equity securities of small capitalization companies.

   The net asset value of each Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange. Each Portfolio's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked prices. In the absence of market quotations, investments are generally valued at fair value as determined by or under the direction of the Fund's Board. Short-term investments that mature in 60 days or less are valued on the basis of amortized cost, which approximates market value.

   When a Portfolio writes or purchases a call or a put option, an amount equal to the premium received or paid by the Portfolio is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Portfolio realizes a gain or loss equal to the amount of the premium received or paid. When the Portfolio exercises an option or enters into a closing transaction by purchasing or selling an offsetting

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (CONT'D) option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use.

   The books and records of the Portfolios are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolios do not isolate that portion of realized gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The Portfolios isolate that portion of realized gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

   The Portfolios may invest in securities of foreign issuers which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among other things, fluctuations in currency exchange rates, revaluation of currencies, adverse political and economic developments and the imposition of other laws and restrictions. Securities of foreign issuers are often subject to less rigorous regulatory practices and requirements than those applied in the United States and may also be less liquid (and their prices more volatile) than securities of comparable U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in many respects.

   The International Equity and Emerging Markets Portfolios' investments in securities of issuers located in less developed countries considered to be 'emerging markets' involve risks in addition to those generally applicable to foreign securities. Investments in the securities of issuers located in emerging markets expose the Portfolio to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. The typically small size of the markets for securities of issuers located in emerging markets may also result in a lack of liquidity and greater price volatility.

   Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

   Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

   No provision is made for federal taxes as it is the Fund's intention to have each Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   Costs incurred in connection with offering of shares have been deferred and are being amortized over a period of one year from the date each Portfolio commenced its operations.

   The Portfolios, together with other Funds advised by Warburg Pincus Asset Management, Inc. ('Warburg') (collectively the 'Warburg Funds') have established committed and uncommitted lines of credit facilities with PNC Bank, National Association ('PNC') and an uncommitted line of credit facility with Deutsche Bank, AG ('Deutsche Bank') for temporary or emergency purposes primarily relating to unanticipated share redemptions. Effective December 31, 1997, the terms of the committed line of credit with PNC was amended. Under the terms of the committed line of credit, the Warburg Funds with access to the facility pay a commitment fee at a rate of .07% per annum on the average daily balance of the line of credit, which is undisbursed and uncanceled during the preceding quarter. In addition, the Warburg Funds will pay interest on borrowings at the bank's base rate plus .45%. Under the terms of the Uncommitted lines of credit, the Warburg Funds will pay interest on borrowings at the bank's base rate plus
 .55%. Aggregate borrowings for each fund under the committed and uncommitted lines of credit with PNC may not exceed the lowest of (a) thirty-three and one-third percent (33 1/3%) of the assets of such fund, for any fund that does not invest at least sixty-five percent (65%) of its assets in international equity or fixed income securities (an 'International Fund') and twenty-five percent (25%) of the assets of any fund that is an International Fund or (b) the maximum amount permitted by such fund's investment policies and restrictions. Aggregate borrowings for each fund under the uncommitted line of credit facility with Deutsche Bank may not exceed thirty-three and one-third percent (33 1/3%) of the net assets of such fund. At April 30, 1998 and during the six months ended 4/30/98, the following portfolio had borrowings under these line of credit facilities.

                       AVERAGE DAILY          AVERAGE          MAXIMUM DAILY       LOAN OUTSTANDING
     PORTFOLIO          LOAN BALANCE      INTEREST RATE %     LOAN OUTSTANDING       AT 04/30/98
-------------------    --------------     ---------------     ----------------     ----------------
Small Company Value       $ 83,271              6.14%            $1,560,000           $        0

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (CONT'D)
   Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Portfolio, along with the Warburg Funds, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by the Portfolios' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   The Portfolios have an arrangement with their transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the transfer agent expense. For the period ended April 30, 1998, the Portfolios received credits or reimbursements under this arrangement as follows:

            PORTFOLIO                                                       AMOUNT
----------------------------------                                      --------------
International Equity                                                       $ 29,643
Small Company Growth                                                          4,878
Emerging Markets                                                                892
Value                                                                           785
Japan Growth                                                                     23
Post-Venture Capital                                                             31
Small Company Value                                                             145

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

   Warburg, which is indirectly controlled by Warburg, Pincus & Co., serves as each Portfolio's investment adviser. For its investment advisory services, Warburg is entitled to receive the following fees computed daily and payable monthly based on each Portfolio's average daily net assets:

                   PORTFOLIO                                   ANNUAL RATE
------------------------------------------------    ----------------------------------
International Equity                                .80% of average daily net assets
Small Company Growth                                .90% of average daily net assets
Emerging Markets                                    1.00% of average daily net assets
Value                                               .75% of average daily net assets
Japan Growth                                        1.10% of average daily net assets
Post-Venture Captial                                1.10% of average daily net assets
Small Company Value                                 .90% of average daily net assets

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

   For the period ended April 30, 1998, investment advisory fees, voluntary waivers and reimbursements were as follows:

                                GROSS                           NET             EXPENSE
        PORTFOLIO            ADVISORY FEE      WAIVER       ADVISORY FEE     REIMBURSEMENTS
-------------------------    ------------     ---------     ------------     --------------
International Equity          $4,733,000      $(800,485)     $3,932,515         $      0
Small Company Growth           1,038,614       (199,964)        838,650                0
Emerging Markets                 176,253        (33,110)        143,143                0
Value                            137,668        (84,771)         52,897             (552)
Japan Growth                       6,868         (6,868)              0          (24,169)
Post-Venture Captial               9,755         (9,755)              0          (21,157)
Small Company Value               39,486        (36,006)          3,480           (7,340)

   Counsellors Funds Service, Inc. ('CFSI'), a wholly owned subsidiary of Warburg, and PFPC Inc. ('PFPC'), an indirect, wholly owned subsidiary of PNC
Bank Corp. ('PNC'), serve as each Portfolio's co-administrators. For administrative services, CFSI receives a fee calculated at an annual rate of
 .10% of the Portfolios' average daily net assets. For the period ended April 30, 1998, administrative services fees earned by CFSI were as follows:

                      PORTFOLIO                           CO-ADMINISTRATION FEE
------------------------------------------------------    ---------------------
International Equity                                            $ 591,625
Small Company Growth                                              115,401
Emerging Markets                                                   17,625
Value                                                              18,356
Japan Growth                                                          624
Post-Venture Capital                                                  887
Small Company Value                                                 4,387

   For administrative services for the Small Company Growth Portfolio, the Value Portfolio, the Post-Venture Capital Portfolio and the Small Company Value Portfolio, PFPC currently receives a fee calculated at an annual rate of .10% on each Fund's first $500 million in average daily net assets, .075% on the next $1 billion in average daily net assets and .05% of average daily net assets in excess of $1.5 billion. For the International Equity Portfolio, the Emerging Markets Portfolio and the Japan Growth Portfolio, PFPC receives a fee based on the following fee structure:

AVERAGE DAILY NET ASSETS                                        ANNUAL RATE
-------------------------------------------------    ---------------------------------
First $250 million                                   .12% of average daily net assets
Second $250 million                                  .10% of average daily net assets
Third $250 million                                   .08% of average daily net assets
Over $750 million                                    .05% of average daily net assets

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR (CONT'D)
   For the period ended April 30, 1998, administrative service fees earned and voluntarily waived by PFPC were as follows:

                                                                               NET
        PORTFOLIO             CO-ADMINISTRATION FEE      WAIVER       CO-ADMINISTRATION FEE
--------------------------    ---------------------     ---------     ---------------------
International Equity                $ 481,772           $       0           $ 481,772
Small Company Growth                  115,401                   0             115,401
Emerging Markets                       25,151             (21,150)              4,001
Value                                  18,356             (18,356)                  0
Japan Growth                              749                (749)                  0
Post-Venture Capital                    1,702                (887)                815
Small Company Value                     4,387              (4,387)                  0

   Counsellors Securities Inc. ('CSI'), also a wholly owned subsidiary of Warburg, serves as distributor of each Portfolio's shares without compensation.

3. INVESTMENTS IN SECURITIES

   Purchases and sales of investment securities for the period ended April 30, 1998 (excluding short-term investments) were as follows:

                   PORTFOLIO                         PURCHASES          SALES
------------------------------------------------    ------------     ------------
International Equity                                $567,051,045     $531,508,877
Small Company Growth                                 108,168,519       81,707,886
Emerging Markets                                      23,708,151       23,881,911
Value                                                 54,392,548       12,628,600
Japan Growth                                           1,270,919                0
Post-Venture Capital                                   2,266,005          616,341
Small Company Value                                   14,027,173        8,538,916

   At April 30, 1998, the net unrealized appreciation from investments for those securities having an excess of value over cost and net depreciation from investments for those securities having an excess of cost over value (based on cost for Federal income tax purposes) was as follows:

                                                                         NET UNREALIZED
                                        UNREALIZED       UNREALIZED       APPRECIATION
             PORTFOLIO                 APPRECIATION     DEPRECIATION     (DEPRECIATION)
-----------------------------------    ------------     ------------     --------------
International Equity                   $247,497,372     $(72,054,043)     $175,443,329
Small Company Growth                     63,514,441       (8,412,060)       55,102,381
Emerging Markets                          3,793,872       (3,842,930)          (49,058)
Value                                     6,378,639         (325,060)        6,053,579
Japan Growth                                 68,687          (75,698)           (7,011)
Post-Venture Capital                        306,823          (91,425)          215,398
Small Company Value                         641,549         (190,989)          450,560

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

4. FORWARD FOREIGN CURRENCY CONTRACTS
   The Portfolios may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each Portfolio will enter into forward contracts primarily for hedging purposes. Forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

   At April 30, 1998, the International Equity Portfolio had the following open forward foreign currency contract:

   FORWARD                         FOREIGN                                              UNREALIZED
  CURRENCY       EXPIRATION        CURRENCY          CONTRACT         CONTRACT       FOREIGN EXCHANGE
  CONTRACT          DATE          TO BE SOLD          AMOUNT           VALUE           GAIN (LOSS)
-------------    ----------     --------------     ------------     ------------     ----------------
Japanese Yen      05/29/98      16,092,000,000     $126,683,724     $122,305,100        $4,378,624

   At April 30, 1998, the Japan Growth Portfolio had the following open forward foreign currency contract:

   FORWARD                        FOREIGN                                    UNREALIZED
  CURRENCY       EXPIRATION      CURRENCY       CONTRACT     CONTRACT     FOREIGN EXCHANGE
  CONTRACT          DATE        TO BE SOLD       AMOUNT       VALUE         GAIN (LOSS)
-------------    ----------     -----------     --------     --------     ----------------
Japanese Yen      05/29/98      107,000,000     $842,354     $813,239         $ 29,115

5. EQUITY SWAP TRANSACTIONS
   The International Equity Portfolio and the Emerging Markets Portfolio each entered into a Korean equity swap agreement dated March 21, 1997, where each Portfolio receives a quarterly payment, representing the total return (defined as market appreciation and dividend income) on a basket of Korean common stocks ('Common Stocks'). In return, the International Equity Portfolio and the Emerging Markets Portfolio pay quarterly the LIBOR rate (London Interbank Offered Rate), plus, 1.97% and 2.00%, respectively, per annum on the market value of the Common Stocks ('Notional Amount'). The Notional Amount is marked-to-market on each quarterly reset date. In the event that the Common Stocks decline in value, the Portfolios will be required to pay quarterly the amount of any depreciation in value of the Notional Amount from the previous quarter.

   During the term of the equity swap transactions, changes in the value of the Common Stocks as compared to the Notional Amount and the difference between the accrued interest expense and dividend income are recognized as unrealized gain or loss. At the quarterly reset date, the change in value of the Common Stocks, adjusted for accrued interest expense and dividend income, is recognized as realized gain or loss. At April 30, 1998, each Portfolio realized a loss of $2,133,026 and $133,735, respectively, on the equity swap transaction which is included in the net realized gain (loss) from security and other related transactions. As of April 30, 1998, each Portfolio no longer held a position in the swap.

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS

   The Fund is authorized to issue up to thirteen billion full and fractional shares of common stock of separate series having a $.001 par value per share. Shares of nine series have been classified, eight of which constitute the interests in the Portfolios.

   Transactions in shares of each Portfolio were as follows:

                                            INTERNATIONAL EQUITY                    SMALL COMPANY GROWTH
                                                  PORTFOLIO                              PORTFOLIO
                                     -----------------------------------   --------------------------------------
                                       FOR THE SIX                           FOR THE SIX
                                       MONTHS ENDED         FOR THE          MONTHS ENDED           FOR THE
                                      APRIL 30,1998        YEAR ENDED       APRIL 30,1998         YEAR ENDED
                                       (UNAUDITED)      OCTOBER 31, 1997     (UNAUDITED)       OCTOBER 31, 1997
                                     ----------------   ----------------   ----------------   -------------------
Shares sold                               7,700,758         22,310,155         2,088,458            8,212,874
Shares issued to shareholders on
 reinvestment of dividends                6,263,859          2,054,397                 0                    0
Shares redeemed                          (6,879,652)       (11,573,856)         (656,970)          (1,992,855)
                                     ----------------   ----------------        --------             --------
Net increase in shares outstanding        7,084,965         12,790,696         1,431,488            6,220,019
                                     ----------------   ----------------        --------             --------
                                     ----------------   ----------------        --------             --------

                                                                                           VALUE
                                              EMERGING MARKETS                           PORTFOLIO
                                                  PORTFOLIO                --------------------------------------
                                     -----------------------------------                        FOR THE PERIOD
                                       FOR THE SIX                           FOR THE SIX         JUNE 30, 1997
                                       MONTHS ENDED         FOR THE          MONTHS ENDED      (COMMENCEMENT OF
                                      APRIL 30,1998        YEAR ENDED       APRIL 30,1998     OPERATIONS) THROUGH
                                       (UNAUDITED)      OCTOBER 31, 1997     (UNAUDITED)       OCTOBER 31, 1997
                                     ----------------   ----------------   ----------------   -------------------
Shares sold                               149,483           1,322,864          4,433,012           1,494,737
Shares issued to shareholders on
 reinvestment of dividends                388,183              21,478             18,726                   0
Shares redeemed                          (221,130)           (372,624)          (386,547)            (31,225)
                                           ------             -------           --------             -------
Net increase in shares outstanding        316,536             971,718          4,065,191           1,463,512
                                           ------             -------           --------             -------
                                           ------             -------           --------             -------

                                                           POST-VENTURE        SMALL COMPANY
                                      JAPAN GROWTH           CAPITAL               VALUE
                                       PORTFOLIO            PORTFOLIO            PORTFOLIO
                                    ----------------     ----------------     ----------------
                                      FOR THE SIX          FOR THE SIX          FOR THE SIX
                                      MONTHS ENDED         MONTHS ENDED         MONTHS ENDED
                                     APRIL 30, 1998       APRIL 30, 1998       APRIL 30, 1998
                                      (UNAUDITED)          (UNAUDITED)          (UNAUDITED)
                                    ----------------     ----------------     ----------------
Shares sold                              151,230              189,314             1,244,466
Shares issued to shareholders on
 reinvestment of
 dividends                                   963                    0                     0
Shares redeemed                             (396)             (16,868)             (630,841)
                                          ------               ------               -------
Net increase in shares outstanding       151,797              172,446               613,625
                                          ------               ------               -------
                                          ------               ------               -------

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

7. LIABILITIES

   At April 30, 1998, the Portfolios had the following affiliated and investment related liabilities:

                                            INTERNATIONAL    SMALL COMPANY
                                               EQUITY           GROWTH        EMERGING MARKETS      VALUE
                                              PORTFOLIO        PORTFOLIO         PORTFOLIO        PORTFOLIO
                                            -------------    -------------    ----------------    ----------
Payable for securities purchased (at
 value)                                      $ 9,444,315      $ 9,314,754         $386,385        $1,456,061
Administration services fee payable              108,445           21,382            3,063             4,656
Investment advisory fee payable                  725,370          157,343           24,509            15,969

                                                JAPAN         POST-VENTURE       SMALL COMPANY
                                               GROWTH            CAPITAL             VALUE
                                              PORTFOLIO         PORTFOLIO          PORTFOLIO
                                            -------------     -------------     ----------------
Payable for securities purchased (at value)    $95,303           $ 4,700            $ 83,688
Administration services fee payable                130               161                 630
Investment advisory fee payable                      0                 0                   0

8. NET ASSETS

   At April 30, 1998, capital contributions, undistributed net investment income, accumulated net realized gain/(loss) from security transactions and current period distributions have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency and equity swap transactions. The International Equity Portfolio, the Emerging Markets Portfolio, the Value Portfolio and the Japan Growth Portfolio reclassified $(4,816,558), $(152,449), $(278) and $4,140, respectively, from accumulated net realized gain/(loss) from foreign currency related items to undistributed net investment income. The Small Company Growth Portfolio, the Emerging Markets Portfolio and the Post-Venture Capital Portfolio reclassified $558,320, $231,978 and $5,877, respectively, from accumulated net investment income (loss) to capital contributions. In addition, the International Equity Portfolio and the Emerging Markets Portfolio reclassified $9,568,418 and $(144,915), respectively, of book distributions of realized gains/(losses) to distributions of net investment income. Net investment income, net realized gain/(loss) on investments and net assets were not affected by this reclassification.

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

8. NET ASSETS (CONT'D)
   Net assets at April 30, 1998, consisted of the following:

                                   INTERNATIONAL EQUITY   SMALL COMPANY GROWTH   EMERGING MARKETS        VALUE
                                        PORTFOLIO              PORTFOLIO            PORTFOLIO          PORTFOLIO
                                   --------------------   --------------------   ----------------   ---------------
Capital contributed, net              $1,181,471,573          $196,322,644         $ 43,300,003       $62,239,533
Undistributed net investment
 income                                    1,228,163                     0                    0           171,710
Accumulated net realized gain
 (loss) from security
 transactions                            (41,111,037)            9,014,696           (6,168,456)          534,345
Net unrealized appreciation
 (depreciation) from investments
 and foreign currency related
 items                                   180,387,498            55,105,214              (50,310)        6,053,394
                                   --------------------        -----------       ----------------   ---------------
Net assets                            $1,321,976,197          $260,442,554         $ 37,081,237       $68,998,982
                                   --------------------        -----------       ----------------   ---------------
                                   --------------------        -----------       ----------------   ---------------

                                                    POST-VENTURE     SMALL COMPANY
                                   JAPAN GROWTH       CAPITAL            VALUE
                                    PORTFOLIO        PORTFOLIO         PORTFOLIO
                                   ------------     ------------     -------------
Capital contributed, net            $1,529,974       $1,736,447       $ 6,064,241
Undistributed net investment
 income                                  4,135                0             1,791
Accumulated net realized gain
 (loss) from security
 transactions                           39,508          (27,365)         (135,945)
Net unrealized appreciation
 (depreciation) from
 investments and foreign
 currency related items                 21,935          215,398           450,560
                                   ------------     ------------     -------------
Net assets                          $1,595,552       $1,924,480       $ 6,380,647
                                   ------------     ------------     -------------
                                   ------------     ------------     -------------

9. CAPITAL CAPITAL LOSS CARRYOVER

   At April 30, 1998, the Small Company Growth Portfolio had capital loss carryovers of $773,601 and $1,532,594 expiring in 2004 and 2005, respectively.

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

10. YEAR 2000 COMPLIANCE

   Many services provided to the Portfolios and their shareholders by Warburg and certain of its affiliates (the 'Warburg Service Providers') and the Portfolios' other service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various calculations (the 'Year 2000 Issue'). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Portfolio operations.

   The Warburg Service Providers recognize the importance of the Year 2000 Issue and are taking appropriate steps necessary in preparation for the year 2000. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Portfolios nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Portfolios' investments or on global markets or economies, generally. In addition, it has been reported that foreign institutions have made less progress in addressing the Year 2000 Issue than major U.S. entities, which could adversely affect the Portfolios' foreign investments.

   The Warburg Service Providers anticipate that their systems and those of the Portfolios' other service providers will be adapted in time for the year 2000. To further this goal, the Warburg Service Providers have coordinated a plan to repair, adapt or replace systems that are not year 2000 compliant, and are seeking to obtain similar representations from the Portfolios' other major service providers. The Warburg Service Providers will be monitoring the Year 2000 Issue in an effort to ensure appropriate preparation.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                              [Warburg Pincus Logo]

                                 ASSET MANAGEMENT
                       P.O. Box 4906, Grand Central Station,
                                New York, NY 10163
                                   800-369-2728
                                  www.warburg.com


 COUNSELLORS SECURITIES INC., DISTRIBUTOR.                       WPINS-3-0498


                              STATEMENT OF DIFFERENCES
                              ------------------------

The dagger symbol shall be expressed as ..........................   'D'
The division sign shall be expressed as ..........................   [div]